2000 Annual Report

   Wanger U.S. Small Cap
   Wanger International Small Cap
   Wanger Twenty
   Wanger Foreign Forty

photo: of numbers
cover logo: squirrel

title: Wanger Advisors Funds. managed by Liberty Wanger Asset Management, L.P.

inside cover, no type


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logo: squirrel

            Wanger Advisors Trust
            2000 Annual Report

    Contents

 2  The Bubble Popped
 4  Funds at a Glance
 6  Performance Review
    Wanger U.S. Small Cap
 8  Performance Review
    Wanger International
    Small Cap
10  Performance Review
    Wanger Twenty
12  Performance Review
    Wanger Foreign Forty
14  Statement of Investments
    Wanger U.S. Small Cap
18  Statement of Investments
    Wanger International
    Small Cap
22  Portfolio Diversification
    Wanger International
    Small Cap
23  Statement of Investments
    Wanger Twenty
25  Statement of Investments
    Wanger Foreign Forty
27  Portfolio Diversification
    Wanger Foreign Forty
28  Statements of Assets
    and Liabilities
29  Statements of Operations
30  Statements of Changes in
    Net Assets
32  Financial Highlights
    Wanger U.S. Small Cap
33  Financial Highlights
    Wanger International
    Small Cap
34  Financial Highlights
    Wanger Twenty
35  Financial Highlights
    Wanger Foreign Forty
36  Notes to Financial Statements
39  Report of Independent Auditors

Liberty Wanger Asset Management, L.P. ("WAM") is one of the leading global small-cap equity managers in the U.S. with 30 years of small-cap investment experience. WAM manages over $9 billion in equities and is the investment adviser to Wanger U.S. Small Cap, Wanger International Small Cap, Wanger Twenty, Wanger Foreign Forty and the Liberty Acorn Family of Funds.

WAM uses a unique style of catching trends with small, attractively priced niche companies. For more complete information about our funds, including the Liberty Acorn funds, or our fees and expenses, call 1-800-4-WANGER for a prospectus. Read it carefully before you invest or send money.
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Wanger Advisors Trust      2000 Annual Report
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logo: squirrel

Squirrel Chatter:
The Bubble Popped



A year ago in our annual report, I made an unpopular prediction amid investors' love affair with technology stocks: "Many of the new Internet companies will suffer the biggest massacre of naifs since the Children's Crusade." The forecast was correct. Technology charts went vertical in early 2000 as IPO salesmen and day traders watched, hoping to keep living in their hand-to-mouse fashion. But the sector then spun downward and crashed.



Energy in the '80s

The Internet stocks were a spectacular example of a market mania followed by a debacle. While this latest cycle was dramatic, it was not unique. In 1980, the #1 growth stock was oil-service company Schlumberger. From 1968 to 1980, energy stocks went from 14% to 27% of the S&P 500. During the period, every portfolio manager was an amateur geologist, with a four-color map of the Overthrust Belt pinned to his wall. Private investors lined up to buy tax-shelter drilling partnerships from good ol' Billy Bob in San Antonio because we all knew that crude oil would be $100 per barrel in 2000.

 S&P Sector
 Weight:       1968   1980   1992    1999   2000
---------------------------------------------------------------

 Energy         14%    27%    10%      5%     6%
---------------------------------------------------------------

 Technology      7%    10%     7%     30%    22%
---------------------------------------------------------------

Source: Tom Galvin, "Inside the Index," Credit Suisse First Boston.

This seemed like a good idea since oil and gas was a giant, profitable, necessary industry. Energy consumption increased steadily between 1980 and 2000. However, crude oil prices did not go up as hoped; oil stocks were a bad idea for the next 20 years. By 1999, energy stocks dropped from 27% of the S&P 500 to a measly 5%.

In comparison, technology stocks, only 7% of the S&P 500 in 1992, had a terrific run, peaking at 30% of the S&P in 1999. Private investors lined up to buy venture capital partnerships from Yoshi and Deepak in Sunnyvale because we all knew that everyone would spend $100 per day on the Internet in 2020. Are technology stocks going back down from 30% to 10% of the S&P 500? We don't know but this example suggests that may be a likely outcome.

Honeyfugling

Technology mania caused many to turn a blind eye to Old Economy issues including the amount of energy required to keep all this technology up and running. The good citizens of California have enjoyed enormous growth in population as New Economy companies grew in the Silicon Valley. They also kept their environment in good condition by stopping construction of smelly, ugly industrial facilities such as refineries and electrical generating plants. The Greens started with the anti-growth acronym NIMBY ("Not in my back yard") but have now raised the level to BANANA ("Build absolutely nothing anywhere near anybody!"). Total victory. No new large utility plants have been built in California for 12 years while electric consumption has increased by over 28% during this same period.

"Suddenly" we have a shortage of electricity in California, with blackouts, soaring prices, nearly bankrupt utilities, and embarrassed regulators and politicians. Who could not have predicted that if you increase demand without increasing supply that would lead to a bust? California is now wallowing in the worst regulatory mess in recent history as long-term, fixed price sales contracts are leaving suppliers short as they are forced to buy fuel in a more expensive energy market.

But even utility goof-ups are nothing new. Electric utilities began in the 1900-1910 era, and took off in the 1920s. Utility stocks were a good idea; demand was soaring as households bought electric lights, irons and laundry machines; stores and theaters put in elevators and air conditioners; and factories switched to electric motors from shaft-and-belt power systems. Electric power consumption grew at 7% per year from 1910 to 1970, new generating technology allowed steady price reductions, and utilities were great stable growth companies. How could utility investors miss?

One word converted a good idea into a bad one: leverage. Insull Utility Investments, United Corporation and Standard Gas and Electric built complex holding companies with very high debt loads, a precedent for Long Term Capital Management in 1998.

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Wanger Advisors Trust      2000 Annual Report
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When depression struck in 1930, the local utility companies still produced and sold electricity, but not enough to keep paying dividends1 on their stock. That meant no cash went to the holding companies, so the holding companies went broke.

The writings of the 1920s and '30s showed a general distrust for this thing called leverage:

      "A further serious defect of overdeveloped holding company organization is the temptation afforded to prestidigitation, double shuffling, honeyfugling, hornswoggling, and skullduggery ... all sorts of nefarious dealings."2

Congress passed the Utility Holding Company Act of 1935 to prevent anybody from trying such foolishness again.



What Now?

Internet stocks collapsed in 2000. That doesn't mean that technological change has stopped. It does mean that technology stocks are going to be valued by the same rules as the rest of the market. What this demystification of technology means to us is that a balanced approach to investing -- one that includes exposure to many different areas of the market -- continues to make the most sense. Additionally, two very positive economic changes are in the pipeline: 1) Bush's proposed tax cut may help the economy and the stock market; 2) Financial Accounting Standards Board (FASB) amortization rules are likely to change, which may make corporate acquisitions even more popular.3 photo of: Ralph Wanger

Ralph Wanger
Chief Investment Officer,
Liberty Wanger Asset Management, L.P.






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1 A "dividend" was some sort of payment companies mailed to their shareholders in the olden days. Nobody remembers why they did that. Today, companies only send money to shareholders as a result of a class action suit.
2 Ripley, William Z., Main Street and Wall Street, Little Brown,
  Boston, 1927. Honeyfugle: To dupe, deceive or swindle (OED).
3 Goodwill won't have to be amortized. Some have dubbed the FASB rule change, "The Investment Banker Relief Act of 2001."

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Wanger Advisors Trust      2000 Annual Report
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logo: squirrel

Funds at a Glance

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Wanger U.S. Small Cap
Results to December 31, 2000

                                    4th   Last 12
                                quarter    months

Wanger U.S. Small Cap               2.72%  -8.16%
Russell 2000                       -6.91%  -3.02%
S&P MidCap 400                     -3.85%  17.51%
S&P 500                            -7.82%  -9.10%


Wanger U.S. Small Cap N.A.V. as of 12/31/00: $19.99

The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a mainly small-company index. The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. All indexes are unmanaged and include reinvested dividends. It is not possible to invest directly in an index.

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Wanger U.S. Small Cap Top 5 Industries
As a % of net assets, as of 12/31/00
Information Group                           36.0%
Health Care                                 14.4%
Finance                                     14.2%
Energy/Minerals                             13.0%
Consumer Goods/Services                      5.8%

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Wanger U.S. Small Cap Top 10 Holdings

1. Lincare Holdings 6.3%
Home Health Care Services

2. Dynegy           5.9%
Natural Gas & Electric Processing, Production and Marketing

3. SEI Investments  4.2%
Mutual Fund Administration

4. First Health Group3.9%
PPO Network

5. Conectiv         3.3%
Electric Utility in New Jersey, Delaware & Maryland


6. AmeriCredit      3.3%
Auto Lending

7. Acxiom           3.1%
Database Marketing Services

8. Telephone and    2.9%
Data Systems
Cellular & Telephone Services

9. National Data    2.8%
Credit Card & Health Claims Processor

10. Perkin Elmer    2.7%
Analytical Instruments for Biotech/Telecom

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Wanger International Small Cap
Results to December 31, 2000

                                    4th   Last 12
                                quarter    months

Wanger International Small Cap    -19.27% -27.84%
EMI World ex-U.S.                  -5.56% -10.31%
EAFE                               -2.68% -14.17%
Lipper International Small Cap
  Funds Index                     -10.37% -14.52%


Wanger International Small Cap N.A.V. as of 12/31/00: $28.53

The EMI is Salomon Smith Barney's index of the bottom 20% of institutionally investable capital of non-U.S. countries, as selected by Salomon. EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. The Lipper International Small Cap Funds Index is made up of the 10 largest non-U.S. funds investing in small-cap companies. The Lipper International Funds Index consists of the 30 largest non-U.S. funds, not including non-U.S. small cap funds. All indexes are unmanaged and returns include reinvested dividends. It is not possible to invest directly in an index.

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Wanger International Small Cap Top 5 Countries
As a % of net assets, as of 12/31/00
United Kingdom                              13.3%
Netherlands                                 12.7%
Canada                                       8.6%
France/Belgium                               7.7%
Japan                                        7.5%

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Wanger International Small Cap Top 10 Holdings

1. Kempen           2.3%
Stock Brokerage/Investment Management-Netherlands

2. Patheon          2.3%
Pharmaceuticals-Canada

3. Omni Industries  2.2%
Contract Electronics Manufacturer-Singapore

4. St. James Place  1.8%
Capital
Life Insurance-United Kingdom

5. Penn West
Petroleum           1.8%
Oil & Gas Producer-Canada

6. Selecta Group    1.8%
Vending Machine Owner/Operator-Switzerland

7. Prosodie         1.8%
Automated Call Centers-France

8. Hunter Douglas   1.7%
Decorative Window Coverings-Netherlands

9. Taylor Nelson    1.7%
Market Research Services - United Kingdom

10. Fininfo         1.7%
Data Feeds for French Banks & Brokers-France

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Wanger Advisors Trust      2000 Annual Report
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Funds at a Glance

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Wanger Twenty
Results to December 31, 2000

                                    4th   Last 12
                                quarter    months
Wanger Twenty                    -2.43%     9.45%
Russell 2000                     -6.91%    -3.02%
S&P MidCap 400                   -3.85%    17.51%
S&P 500                          -7.82%    -9.10%


Wanger Twenty N.A.V. as of 12/31/00: $14.08

The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a mainly small-company index. The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. The Lipper Mid Cap Funds Index measures the performance of the 30 largest mid-cap funds tracked by Lipper. All indexes are unmanaged and include reinvested dividends. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Wanger Twenty Top 5 Industries
As a % of net assets, as of 12/31/00
Information Group                           40.0%
Consumer Goods/Services                     15.9%
Health Care                                 14.0%
Finance                                     11.3%
Energy/Minerals                              9.5%
Industrial Goods/Services                    3.1%

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Wanger Twenty Top 10 Holdings

1. SEI Investments    8.0%
Mutual Fund Administration

2. Dynegy             6.3%
Natural Gas & Electric Processing, Production and Marketing

3. Boston Scientific  5.6%
Stents & Catheters

4. Tektronix          5.6%
Analytical Instruments

5. H&R Block          5.5%
Tax Preparation

6. First Health Group 5.4%
PPO Network

7. Jones Apparel      5.3%
Women's Apparel

8. Telephone and Data 5.2%
Systems
Cellular and Telephone Services

9. Herman Miller      5.0%
Office Furniture

10. Getty Images      3.7%
Photographs for Publications & Electronic Media

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Each fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statements of Investments for complete lists of a fund's holdings, including those described under Performance Review. Past performance does not guarantee future results. The investment return and principal value of an investment in the Funds will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

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Wanger Foreign Forty
Results to December 31, 2000

                                    4th   Last 12
                                quarter    months
Wanger Foreign Forty             -8.71%    -1.58%
EAFE                             -2.68%   -14.17%
SSB World ex-U.S.
  Cap Range $2-10B               -1.40%    -6.05%



Wanger Foreign Forty N.A.V. as of 12/31/00: $17.29

EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. The SSB World ex-U.S. Cap Range $2-10B is a subset of Salomon Smith Barney's Broad Market Index, representing a mid-cap developed market index excluding the U.S. All indexes are unmanaged and returns include reinvested dividends. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Wanger Foreign Forty Top 5 Countries
As a % of net assets, as of 12/31/00
United Kingdom/Ireland                      25.8%
Canada                                       9.2%
Italy                                        7.1%
Australia                                    6.4%
Israel                                       6.3%

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Wanger Foreign Forty Top 10 Holdings

1. Fortis-Netherlands 5.7%
Financial Services Conglomerate

2. Talisman Energy- 5.2%
Canada
Oil & Gas Producer

3. Irish Life &     4.4%
Permanent-Ireland
Savings Products

4. Celestica-Canada 3.9%
Electronic Manufacturing Services

5. Computershare-   3.7%
Australia
Financial Software Services

6. Saipem-Italy     3.5%
Offshore Construction and Drilling

7. Comverse         3.4%
Technology-Israel
Voicemail & Related Systems

8. Hays-United Kingdom3.4%
Outsourcing Services Conglomerate

9. Venture          3.1%
Manufacturing-Singapore
Electronic Manufacturing Services

10. Serco Group-    3.0%
United Kingdom
Facilities Management

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Wanger Advisors Trust      2000 Annual Report
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logo: squirrel

Performance Review     Wanger U.S. Small Cap

Wanger U.S. Small Cap was up 7.5% for the six-month period ended December 31, 2000, strongly outperforming the Russell 2000's 5.9% decline. For the year, the Fund was down 8.2%, underperforming the Russell 2000 Index, down 3.0%.

The year 2000 consisted of two very distinct six-month periods for the Fund. At June 30, the Fund was down 14.6% due largely to the mid-March Nasdaq collapse that sent tech stocks reeling. But the Fund regained its footing in early July and posted a 7.5% return for the second six-month period of the year. We believe the Fund is well positioned to benefit from the current market environment.

SEI Investments was a big winner for the Fund in 2000. This fund administrator finally got investor attention as it blew past earnings estimates. Dynegy was another top performer for the year. Natural gas prices are more than triple what they were last year and electricity prices are also on the rise. As an electricity and natural gas marketer, Dynegy is a beneficiary of these trends. Its stock tripled in 2000. Two health-care stocks also topped the portfolio performance list. First Health Group operates the largest national Preferred Provider Organization (PPO) network and while it operates very differently than an HMO, it tends to follow the HMO market cycle. In 2000, the HMO sector nearly doubled returns. Our other health-care winner was Lincare Holdings, a leading provider of respiratory-care equipment. Favorable rulings that eased some of the regulatory pressure on the company breathed new life into the stock mid-year, causing it to triple.

Underperformers were -- no surprise -- largely technology and telecommunication names. While Micros Systems, a developer of systems used in restaurants and hotels, went up in the fourth quarter it was not enough to offset earlier losses. Other stocks that hurt the Fund's performance included Sykes (call center services), RCN (local market telecom services) and Aspect Communications (call center equipment). The Fund sold Sykes and RCN mid-year. We do continue to own select tech and telecom stocks. We kept names that we feel control a specific market niche. As long-term investors, we will keep stocks that are temporarily down as long as the original reason for the purchase still holds true.

Going forward, we are optimistic about the prospects for the Fund and small caps in general. Small stocks have finally started to outperform large stocks* and we believe valuations in smaller company growth names continue to be very attractive. We feel that these factors, combined with more stable market conditions, could lead to improved results in 2001.

*From 12/31/99 through 12/31/00, the Russell 2000 was down 3.02% while the S&P
 500 was down 9.10% for the same period.

 Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

 As of 12/31/00, the Fund's positions in the holdings mentioned were:
 SEI Investments, 4.2%; Dynegy, 5.9%; First Health Group, 3.9%; Lincare Holdings, 6.3%; Micros Systems, 1.9%; Sykes, 0.0%; RCN, 0.0%; Aspect Communications, 0.7%.

Photo of Robert A. Mohn
Robert A. Mohn
Portfolio Manager

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Wanger Advisors Trust      2000 Annual Report
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Wanger U.S. Small Cap       Results to December 31, 2000

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The Value of a $10,000 Investment in Wanger U.S. Small Cap
Total Return for Each Period May 3, 1995 through December 31, 2000 chart:

Wanger U.S. Small Cap: $27,469

Russell 2000: $19,636

                 Wanger U.S.       Russell
                 Small Cap:        2000:
5/3/95           10000             10000
6/30/95          10770             10707
9/30/95          12060             11765
12/31/95         11600             12020
3/31/96          13297             12633
6/30/96          15351             13265
9/30/96          15792             13310
12/31/96         17004             14003
3/31/97          16366             13279
6/30/97          19093             15431
9/30/97          22395             17728
12/31/97         22005             17134
3/31/98          24865             18858
6/30/98          25361             17978
9/30/98          20875             14365
12/31/98         23916             16697
3/31/99          22388             15792
6/30/99          26375             18248
9/30/99          25389             17094
12/31/99         29909             20247
3/31/00          29077             21682
6/30/00          25545             20862
9/30/00          26741             21093
12/31/00         27469             19636

Average Annual
Total Return
1 Year:  -8.16%
3 Years:  7.67%
5 Years: 18.82%
Life:    19.52%


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This graph compares the results of $10,000 invested in Wanger U.S. Small Cap on
May 3,1995 (the date the Fund began operations) through December 31, 2000 with the Russell 2000. Dividends and capital gains are reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations. Wanger U.S. Small Cap is a diversified fund that invest primarily in the stocks of small- and medium-size U.S. companies. Smaller company stocks are often more volatile or less liquid than the stocks of larger companies.

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Wanger Advisors Trust      2000 Annual Report
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logo: squirrel

Performance Review    Wanger International Small Cap

Wanger International Small Cap was down 25.51% for the six-month period ended December 31, 2000 and finished the year off 27.84%. The Fund underperformed the EMI World ex-US and the EAFE Indexes for both periods. After a 1999 boom year in which many investors indiscriminately piled into the stocks we held, the U.S. bear market caused many of these same investors to head for the exit simultaneously. Forgotten during the selling panic of the fourth quarter was the fact that these companies are reporting good earnings and anticipate further strong growth in 2001.

Swedish Internet consulting company Adcore, for example, dropped dramatically on reports of slowing demand for U.S. peers' services from dot.com companies. Yet Adcore has long relations with brick-and-mortar companies, which provide nearly all of its revenues. We are maintaining the Fund's exposure to stocks that make recurrent profits from the technology field, names that we believe are leading companies in their industry. These stocks have strong fundamentals that we believe may lead to improved performance in the coming months.

Of the four best performers in the portfolio, two were long-term holdings bought when the stocks were not popular, but that finally got recognized by the market. The other two were companies that were bought out at substantial premiums to the Fund's purchase price. The Fund purchased Micronic, a Swedish semiconductor equipment maker, in a private placement and sold it soon after its initial IPO "pop". Li & Fung, a Hong Kong exporter of consumer products, went up on strong results, bucking the trend of weak Asian markets. We took our profits of that position. Media companies Lusomundo and Endemol were acquired by large telecom operators.

Looking at the final three months of the year, the Fund's top names came from a variety of industries. St. James Place Capital, a life insurance company based in the United Kingdom, sold lots of policies as Europeans continued to clamor for savings products to make up for under-funded state pensions. Also based in the UK, Regus was another year-end winner that is part of the Fund's outsourcing theme. Regus leases office space furnished with desks, supplies and even support staff. Norddeutsche and Fugro were winning energy-related stocks. Germany's Norddeutsche operates a refinery while Fugro in the Netherlands offers consulting services and offshore surveys. Both stocks increased thanks to a general pick-up in energy pricing.

We are optimistic about the prospects for international markets. Demographic and economic factors point to a highly favorable international investing climate:
Foreign currencies are strengthening. Companies are becoming more productive through use of technology, restructuring, and outsourcing. Many foreign countries are in a different economic cycle than ours, and are earlier in the growth phase. And most importantly, Europe is in the middle of a big shift in favor of equity investing.

 Part of the performance shown is due to the Fund's purchase of securities in IPOs. Some of those securities were held as investments in the Fund and others were sold soon after purchase. It is anticipated that the Fund's purchases of securities in IPOs may continue in the future, but continuation is not certain and the impact of IPO purchases is likely to decline as the Fund grows larger.

 Small-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

 As of 12/31/00, the Fund's positions in the holdings mentioned were: Adcore, 0.7%; Micronic, 0.0%; Li & Fung, 0.0%; Lusomundo, 0.0%; Endemol, 0.0%; St. James Place Capital, 1.8%; Regus, 0.8%; Norddeutsche, 1.3%; Fugro, 1.5%.


photo of: Marcel P. Houtzager

Marcel P. Houtzager
Lead Portfolio Manager

photo of: Peter Zaldivar

Peter Zaldivar
Co-Portfolio Manager

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Wanger Advisors Trust      2000 Annual Report
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Wanger International Small Cap                  Results to December 31, 2000


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The Value of a $10,000 Investment in Wanger International Small Cap

Total Return for Each Period May 3, 1995 through December 31, 2000 chart:

Wanger International Small Cap: $33,244

EMI World ex-U.S.: $12,217

               Wanger International     EMI World
                         Small Cap:      ex-U.S.:
5/3/95                         10000        10000
6/30/95                        10970         9556
9/30/95                        12910         9857
12/31/95                       13450        10123
3/31/96                        15499        10704
6/30/96                        17183        11177
9/30/96                        17023        10924
12/31/96                       17755        10855
3/31/97                        18357        10656
6/30/97                        19568        11422
9/30/97                        19363        10960
12/31/97                       17496         9835
3/31/98                        21307        11526
6/30/98                        21410        11485
9/30/98                        17437         9747
12/31/98                       20352        11030
3/31/99                        21564        11187
6/30/99                        25404        11875
9/30/99                        29266        12481
12/31/99                       46072        13619
3/31/00                        54789        13896
6/30/00                        44628        13653
9/30/00                        41179        12936
12/31/00                       33244        12217

Average Annual
Total Return
1 Year: -27.84%
3 Years: 23.86%
5 Years: 19.84%
Life:    23.62%

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This graph compares the results of $10,000 invested in Wanger International
Small Cap on May 3,1995 (the date the Fund began operations) through December 31, 2000 with the EMI World ex-U.S. Dividends and capital gains are reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations. Wanger International Small Cap is a diversified fund that invests primarily in the stocks of non-U.S. companies with capitalizations of less than $2 billon. Smaller company stocks are often more volatile or less liquid than the stocks of larger companies. Wanger International Small Cap invests in foreign securities, which involve risks including currency fluctuation, lower liquidity, economic and political risks and different accounting methods.

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Wanger Advisors Trust      2000 Annual Report
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log: squirrel

Performance Review     Wanger Twenty

Wanger Twenty finished 2000 up 9.45%. This return lagged behind the S&P MidCap 400's 17.50% gain but beat the S&P 500's 9.10% decline. Since inception, the Fund had a cumulative return of 46.99% vs. the S&P MidCap 400's 40.27% and the S&P 500's 5.61% over the same period. We are pleased with the performance since inception and remain optimistic about the Fund's future prospects.

Winners in the year 2000 came from many different areas of the market. SEI Investments gained 182% as tremendous asset growth during the year translated into stellar revenue and earnings increases. Waters returned 101% as biotech and drug companies increased protein research following the sequencing of the human genome. Waters' mass spectrometry analytical instruments are key components for protein analysis and characterization. First Health Group rose 74% as business in its key PPO line reaccelerated following a major new client addition. Other big drivers for the Fund included Tektronix, Perkin Elmer, Dynegy, Expeditors International of Washington and TCF Financial. All of these stocks gained at least 40% for the year.

There were some losers in 2000 as well. Wanger Twenty's holdings in telecom and technology stocks were not immune to the market's disdain for such issues. Liberty Media, a standout for Wanger Twenty last year, fell 52%. Plagued by poor investments in public securities dealing with the Internet, Liberty Media's stock was under pressure as the Internet bubble burst. Another 1999 standout, Telephone and Data Systems, lost 35% as cash flow growth fell short of expectations. Jabil Circuit fell 34% following a disappointing earnings announcement in December, and McLeod USA fell 29% as comparable firms in its industry reported poor results. In each case, our analysts believe the long-term outlook remains sound and the Fund has held or added to its positions.

Finally, I wish to acknowledge the Liberty Wanger Asset Management domestic research team. We have had a number of new people join our group, including Susie Pinsky (consumer products and services), Harold Lichtenstein (real estate and insurance), Grant McKay (technology hardware), and Rob Chalupnik (industrial goods and services). I want to offer my personal thanks to this fine group of people as well as to Ralph Wanger (chief investment officer), Chuck McQuaid (telecommunications and media), Rob Mohn (financial services), Jason Selch (energy), and Ben Andrews (technology software) for making 2000 a successful year for Wanger Twenty.

Wanger Twenty is a non-diversified fund. The performance of each of its holdings will have a greater impact on the Fund's total return, and may make the Fund's returns more volatile than a more diversified fund. Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies.

As of 12/31/00, the Fund's positions in the holdings mentioned were: SEI Investments, 8.0%; Waters, 3.2%; First Health Group, 5.4%; Tektronix, 5.6%; Perkin Elmer, 3.5%; Dynegy, 6.3%; Expeditors International of Washington, 3.1%; TCF Financial, 3.3%; Liberty Media, 2.8%; Telephone and Data Systems, 5.2%; Jabil Circuit, 2.5%; McLeod USA, 1.7%.

photo of: John H. Park

John H. Park
Portfolio Manager

Wanger Advisors Trust      2000 Annual Report
--------------------------------------------------------------------------------
Wanger Twenty                               Results to December 31, 2000


--------------------------------------------------------------------------------
The Value of a $10,000 investment in Wanger Twenty

Total Return for the Period February 1, 1999 through December 31, 2000 chart:

Wanger Twenty: $14,699

S&P MidCap 400: $14,027

                      Wanger Twenty:  S&P MidCap 400:
2/1/99                         10000         10000
3/31/99                        10530          9741
6/30/99                        12530         11120
9/30/99                        11410         10186
12/31/99                       13430         11937
3/31/00                        13697         13451
6/30/00                        13822         13008
9/30/00                        15064         14588
12/31/00                       14699         14027


Average Annual
Total Return
1 Year:      9.45%
Life:       22.28%

--------------------------------------------------------------------------------
This graph compares the results of $10,000 invested in Wanger Twenty on February 1, 1999 through December 31, 2000, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations. Part of the performance shown is due to the Fund's purchase of securities in IPOs. The impact of IPO purchases declines as a Fund grows large. Wanger Twenty is a non-diversified fund that invests primarily in the stocks of medium- to larger-size U.S. companies. Each stock may represent a significant part of its overall portfolio. The performance of each of these larger holdings will have a greater impact on Wanger Twenty's total return and may make the fund's returns more volatile than a more diversified fund. Mid-cap stocks are more volatile and may be less liquid than large-cap stocks.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Wanger Advisors Trust      2000 Annual Report
--------------------------------------------------------------------------------
logo: squirrel

Performance Review     Wanger Foreign Forty

Wanger Foreign Forty ended 2000 off 1.58%, strongly outperforming the EAFE, down 14.17%. While the Fund proved its ability to outperform on the bull market side in 1999, this year gave the Fund a chance to test its bear market strength. We believe the final scores for 2000 suggest the Fund can outperform in down cycles as well.

The bear market in technology and Internet stocks was not just a U.S. phenomenon. Technology and telecom stocks around the world mimicked the Nasdaq's 39% drop. Computer service company United Microelectronics (Taiwan), electronic manufacturing company Venture Manufacturing (Singapore), and telecoms BellSystem24 (Japan) and MobilCom (Germany) were among the hardest hit stocks in the portfolio. While the Fund sold BellSystem24 and MobilCom, we maintained exposure to tech and telecom names in what we believe are world-class companies.

Some of the strain put on the Fund's returns by technology stock underperformance was mitigated by the stellar performance of stocks under our pension theme and by our participation in two initial public offerings (IPOs). ASR Verzekeringsgroep, a Netherlands auto and life insurance company, was acquired by Fortis, driving in some nice gains for the Fund. Irish Life & Permanent also saw strong returns on news of continued earnings growth. Bookham Technology, a UK manufacturer of optical components used in telecom networks, and Gamesa, a Spanish manufacturer of windmill turbines and airplane parts, were purchased as IPOs and sold after they reached unreasonably high valuations. The Fund made nice profits on both. A boost at year-end came from our energy stocks. We raised our exposure to energy during the fourth quarter, getting the Fund in early on the energy upswing. Lastly, the euro, which had been on a downward slide all year, rallied suddenly in December, gaining 8%.

The Fund has seen a substantial recovery in prices of many stocks that lagged in 2000 and our long-standing policy of being fully invested (no more than 5% in cash) is paying off. Having swung too far in both the positive and negative directions, we believe the markets have reached a sustainable level. Given that the companies in the Fund's portfolio continue to see strong earnings growth and remain reasonably priced, we believe they should outperform in this type of environment.

Looking forward, we are optimistic about the prospects for international markets. We believe demographic and economic factors point to a favorable international investing climate: Foreign currencies are strengthening. Companies are becoming more productive through use of technology, restructuring and outsourcing. Many foreign countries are in a different economic cycle than ours and are earlier in the growth phase. And most importantly, Europe is in the middle of a big shift in favor of equity investing.

Part of the performance shown is due to the Fund's purchase of securities in IPOs. Some of those securities were held as investments in the Fund and others were sold soon after purchase. It is anticipated that the Fund's purchases of securities in IPOs may continue in the future, but continuation is not certain and the impact of IPO purchases is likely to decline as the Fund grows larger.

Wanger Foreign Forty is a non-diversified fund. The performance of its holdings will have a greater impact on the Fund's total return, and may make the Fund's returns more volatile than a more diversified fund. Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

As of 12/31/00, the Fund's positions in the holdings mentioned were: United Microelectronics, 2.4%; Venture Manufacturing, 3.1%; BellSystem24, 0.0%; MobilCom, 0.0%; ASR Verzekeringsgroep, 0.0%; Irish Life & Permanent, 4.4%; Bookham Technology, 0.0%; Gamesa, 0.0%.



photo of: Marcel P. Houtzager

Marcel P. Houtzager
Co-Portfolio Manager


photo of: Roger D. Edgley

Roger D. Edgley
Co-Portfolio Manager

Wanger Advisors Trust      2000 Annual Report
--------------------------------------------------------------------------------
Wanger Foreign Forty                          Results to December 31, 2000


--------------------------------------------------------------------------------
The Value of a $10,000 investment in Wanger Foreign Forty

Total Return for the Period February 1, 1999 through December 31, 2000 chart:

Wanger Foreign Forty: $18,100
EAFE: $10,930

                              Wanger
                      Foreign Forty:        EAFE:
2/1/99                         10000        10000
3/31/99                        10190        10169
6/30/99                        11350        10428
9/30/99                        11650        10885
12/31/99                       18390        12734
3/31/00                        20853        12721
6/30/00                        20193        12217
9/30/00                        19827        11231
12/31/00                       18100        10930


Average Annual
Total Return
1 Year:      -1.58%
Life:        36.32%

--------------------------------------------------------------------------------
This graph compares the results of $10,000 invested in Wanger Foreign Forty on February 1, 1999 through December 31, 2000, to the EAFE Index, with dividends and capital gains reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations. Wanger Foreign Forty is a non-diversified fund that invest in the stocks of medium- to larger-size companies with market capitalizations of $5 billion to $15 billion. Each stock may represent a significant part of its overall portfolio. The performance of each of these larger holdings will have a greater impact on Wanger Foreign Forty's total return and may make the fund's returns more volatile than a more diversified international fund. Mid-cap stocks are more volatile and may be less liquid than large-cap stocks. Wanger Foreign Forty invests in foreign securities, which involve risks including currency fluctuation, sometimes lower liquidity, economic and political risks and different accounting methods.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Wanger Advisors Trust      2000 Annual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap                 Statement of Investments December 31, 2000

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
         Common Stocks-90.3%

         Information-36.0%
--------------------------------------------------------------------------------
         Broadcasting-0.2%
 18,000  Young Broadcasting (b)                                         $602,719
         Television Stations

--------------------------------------------------------------------------------
         Television Programming-1.3%
305,000  Mediacom Communications (b)                                   5,242,187
         Cable Television Franchises
 65,000  Classic Communications (b)                                      142,188
         Cable Television in Rural Areas
--------------------------------------------------------------------------------
                                                                       5,384,375

--------------------------------------------------------------------------------
         Radio-1.5%
395,900  Salem Communications (b)                                      5,913,756
         Radio Stations for Religious Programming

--------------------------------------------------------------------------------
         Telecommunications/Wireline Communications-2.0%
235,300  Commonwealth Telephone (b)                                    8,235,500
         Rural Phone Franchises & CLEC

--------------------------------------------------------------------------------
         Mobile Communications-4.9%
128,000  Telephone and Data Systems                                   11,520,000
         Cellular & Telephone Services
351,750  Comarco                                                       4,748,624
         Wireless Network Testing
141,000  Price Communications (b)                                      2,370,563
         Cellular Telephone Services
 65,000  Pinnacle Holdings (b)                                           589,062
         Towers for Cellular, PCS & Paging
162,000  Diversinet (b)                                                  364,500
         Wireless PKI Security
--------------------------------------------------------------------------------
                                                                      19,592,749

--------------------------------------------------------------------------------
         Telecommunications Equipment-0.8%
347,800  Aspect Communications (b)                                     2,798,703
         Call Center Equipment
168,100  Ezenia (b)                                                      189,113
         Video Servers
--------------------------------------------------------------------------------
                                                                       2,987,816

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         Business Information/Marketing Services-6.1%
319,000  Acxiom (b)                                                  $12,421,064
         Database Marketing Services
133,700  Getty Images (b)                                              4,278,400
         Photographs for Publications & Electronic Media
147,900  CACI International (b)                                        3,404,011
         Technology Services for Government
151,000  PRIMEDIA (b)                                                  1,802,561
         Specialty Magazines & Other Publications
 58,400  Information Holdings (b)                                      1,368,750
         Scientific & Medical Publications, Patent Information
 20,000  ChoicePoint (b)                                               1,311,250
         Fraud Protection Information
--------------------------------------------------------------------------------
                                                                      24,586,036

--------------------------------------------------------------------------------
         Business Software-2.7%
620,000  JDA Software Group (b)                                        8,098,750
         Applications/Software & Services for Retailers
300,000  Mapics (b)                                                    1,500,000
         Mid Market ERP Software
 76,000  Project Software (b)                                            815,811
         Enterprise Maintenance Software
 25,000  Hyperion Solutions (b)                                          385,938
         Application Software
--------------------------------------------------------------------------------
                                                                      10,800,499

--------------------------------------------------------------------------------
         Transaction Processors-4.6%
309,300  National Data                                                11,328,113
         Credit Card & Health Claims Processor
164,500  Concord EFS (b)                                               7,227,719
         Credit Card Processor
--------------------------------------------------------------------------------
                                                                      18,555,832

--------------------------------------------------------------------------------
         Computer Hardware/Related Systems-5.1%
285,900  Kronos (b)                                                    8,845,031
         Labor Management Solutions
424,900  Micros Systems (b)                                            7,754,425
         Information Systems for Restaurants & Hotels
 64,000  Zebra Technologies (b)                                        2,611,000
         Bar Code Printing Hardware, Supplies & Software

See accompanying notes to financial statements.
                                       14

Wanger Advisors Trust      2000 Annual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap                 Statement of Investments December 31, 2000

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         Computer Hardware/Related Systems-5.1% (cont)
111,000  American Power Conversion (b)                                $1,373,625
         Uninterruptible Power Systems
--------------------------------------------------------------------------------
                                                                      20,584,081

--------------------------------------------------------------------------------
         Semiconductors/Related Equipment-0.6%
122,900  DSP Group (b)                                                 2,586,661
         Telecom Semiconductors

--------------------------------------------------------------------------------
         Instrumentation-5.1%
105,000  Perkin Elmer                                                 11,025,000
         Analytical Instruments for Biotech/Telecom
288,000  Tektronix                                                     9,702,000
         Analytical Instruments
--------------------------------------------------------------------------------
                                                                      20,727,000

--------------------------------------------------------------------------------
         Computer Services-1.1%
170,000  Pomeroy Computer Resources (b)                                2,592,500
         Network Integration Services
301,800  RCM Technologies (b)                                          1,094,025
         Technology Staffing Services
100,000  Meta Group (b)                                                  650,000
         IT Publications & Consulting Services
535,000  Aztec Technology Partners (b)                                   117,031
         Technology Staffing Services
--------------------------------------------------------------------------------
                                                                       4,453,556

--------------------------------------------------------------------------------
         Internet Related-0.1%
205,000  Online Resources (b)                                            410,000
         Internet Banking Technology
116,666  Aperian (b)                                                      76,562
         Web Hosting
--------------------------------------------------------------------------------
                                                                         486,562

--------------------------------------------------------------------------------
         Information-Total                                           145,497,142

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares


         Health Care-14.4%
--------------------------------------------------------------------------------
         Biotechnology/Drug Delivery-1.1%
 42,000  Myriad Genetics                                              $3,475,500
         Gene Discovery & Diagnostic Products
 55,000  Genzyme Molecular Oncology Division (b)                         505,313
         Gene Expression Technology & Cancer Drugs
 26,000  Genset (b)                                                      328,250
         Genomics
--------------------------------------------------------------------------------
                                                                       4,309,063

--------------------------------------------------------------------------------
         Medical Equipment-1.3%
255,200  Steris (b)                                                    4,115,100
         Sterilization Devices
 73,000  Edwards Lifesciences (b)                                      1,295,750
         Heart Valves
--------------------------------------------------------------------------------
                                                                       5,410,850

--------------------------------------------------------------------------------
         Services-12.0%
448,000  Lincare Holdings (b)                                         25,564,000
         Home Health Care Services
339,000  First Health Group (b)                                       15,784,688
         PPO Network
 86,000  Syncor International                                          3,128,250
         Nuclear Pharmacy for Radiopharmaceuticals
592,700  Magellan Health Services (b)                                  2,630,106
         Mental Health Services
 73,900  Serologicals Corporation (b)                                  1,113,119
         Blood Collection & Antibody Production
--------------------------------------------------------------------------------
                                                                      48,220,163

--------------------------------------------------------------------------------
         Health Care-Total                                            57,940,076

         Consumer Goods/Services-5.8%
--------------------------------------------------------------------------------
         Retail-3.2%
220,000  Callaway Golf                                                 4,097,500
         Premium Golf Clubs & Balls
 60,500  Whole Foods Market (b)                                        3,698,063
         Natural Food Supermarkets
 79,000  Zale Corp (b)                                                 2,295,938
         Specialty Retailer of Jewelry
120,000  Gadzooks (b)                                                  1,770,000
         Teen Apparel Retailer

See accompanying notes to financial statements.

Wanger Advisors Trust      2000 Annual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap                 Statement of Investments December 31, 2000


--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         Retail-3.2% (cont)
--------------------------------------------------------------------------------
 90,000  Borders (b)                                                  $1,051,875
         Bookstores
--------------------------------------------------------------------------------
                                                                      12,913,376

--------------------------------------------------------------------------------
         Casinos-0.1%
107,700  Monarch Casino & Resort (b)                                     511,575
         Casino/Hotel in Reno

--------------------------------------------------------------------------------
         Consumer Services-2.5%
451,000  ITT Educational Services (b)                                  9,922,000
         Technology Oriented Post Secondary Degree Programs
--------------------------------------------------------------------------------
         Consumer Goods/Services-Total                                23,346,951

         Finance-14.2%
--------------------------------------------------------------------------------
         Banks/Savings & Loans-2.1%
 99,000  Texas Regional Bancshares                                     3,217,500
         TexMex Bank
 84,400  Chittenden                                                    2,558,374
         Vermont & Western Massachusetts Bank
 46,000  TCF Financial                                                 2,049,875
         Great Lakes Bank
 26,500  Peoples Bank Bridgeport                                         685,688
         Connecticut Savings & Loan
--------------------------------------------------------------------------------
                                                                       8,511,437

--------------------------------------------------------------------------------
         Finance Companies-3.6%
489,400  AmeriCredit (b)                                              13,336,150
         Auto Lending
232,000  World Acceptance (b)                                          1,276,000
         Personal Loans
--------------------------------------------------------------------------------
                                                                      14,612,150

--------------------------------------------------------------------------------
         Insurance-2.6%
586,600  UICI (b)                                                      3,482,938
         Insurance/Specialty Finance
 92,000  Leucadia National (b)                                         3,260,250
         Insurance Holding Company
403,900  Acceptance Insurance (b)                                      2,120,475
         Crop Insurance

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         Insurance-2.6% (cont)
  8,000  Markel (b)                                                   $1,448,000
         Specialty Insurance
--------------------------------------------------------------------------------
                                                                      10,311,663

--------------------------------------------------------------------------------
         Money Management-5.9%
153,000  SEI Investments                                              17,136,000
         Mutual Fund Administration
 74,600  Neuberger Berman                                              6,047,263
         Major Asset Management Company
 27,900  BKF Capital Group                                               509,175
         Institutional Money Manager
--------------------------------------------------------------------------------
                                                                      23,692,438

--------------------------------------------------------------------------------
         Finance-Total                                                57,127,688

         Industrial Goods/Services-3.2%
--------------------------------------------------------------------------------
         Steel-0.0%
 53,400  Atchison Casting (b)                                            150,188
         Steel Foundries

--------------------------------------------------------------------------------
         Industrial Goods-0.2%
110,000  Advanced Lighting Technologies (b)                              728,750
         Metal Halide Lighting

--------------------------------------------------------------------------------
         Other Industrial Services-3.0%
412,100  Insurance Auto Auctions (b)                                   4,945,200
         Auto Salvage Services
516,400  Wackenhut, Cl. B (b)                                          4,453,950
         Prison Management
174,000  Hub Group (b)                                                 1,566,000
         Truck & Rail Freight Forwarder
 40,000  EGL (b)                                                         957,500
         Domestic Freight Forwarder
--------------------------------------------------------------------------------
                                                                      11,922,650

--------------------------------------------------------------------------------
         Industrial Goods/Services-Total                              12,801,588

See accompanying notes to financial statements.

Wanger Advisors Trust      2000 Annual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap                 Statement of Investments December 31, 2000



--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



         Energy/Minerals-13.0%
--------------------------------------------------------------------------------
         Independent Power-0.4%
 32,000  AES Corporation                                              $1,772,000
         Global Electric Producer

--------------------------------------------------------------------------------
         Oil/Gas Producers-2.2%
700,900  Tesoro Petroleum (b)                                          8,147,963
         Oil Refinery/Gas Producer
 20,000  Evergreen Resources (b)                                         772,500
         Coal Seam Gas Producer
--------------------------------------------------------------------------------
                                                                       8,920,463

--------------------------------------------------------------------------------
         Oil Services-1.4%
401,000  Newpark Resources (b)                                         3,834,560
         Oilfield Fluid Management & Equipment Rental
 31,300  Carbo Ceramics                                                1,171,794
         Manufacturer of Ceramic Pellets for Gas Wells
 20,000  Maverick Tube (b)                                               452,500
         Steel Pipes for Oil & Gas Wells
--------------------------------------------------------------------------------
                                                                       5,458,854

--------------------------------------------------------------------------------
         Distribution/Marketing/Refining-9.0%
423,400  Dynegy                                                       23,736,863
         Natural Gas & Electric Processing,
         Production & Marketing
128,000  Equitable Resources                                           8,544,000
         Natural Gas Utility & Producer
168,000  Atmos Energy                                                  4,095,000
         Natural Gas Utility
--------------------------------------------------------------------------------
                                                                      36,375,863

--------------------------------------------------------------------------------
         Energy/Minerals-Total                                        52,527,180

         Other Industries-3.7%
--------------------------------------------------------------------------------
         Real Estate-0.4%
 47,000  The Rouse Company                                             1,198,500
         Regional Shopping Malls
 21,400  Consolidated Tomoka                                             254,125
         Real Estate Holdings in Florida
--------------------------------------------------------------------------------
                                                                       1,452,625



--------------------------------------------------------------------------------
Principal Amount or                                                        Value
Number of Shares



--------------------------------------------------------------------------------
         Regulated Utilities-3.3%
672,000  Conectiv                                                    $13,482,000
         Electric Utility in New Jersey, Delaware & Maryland
--------------------------------------------------------------------------------
         Other Industries-Total                                       14,934,625

Total Common Stocks-90.3%                                            364,175,250
--------------------------------------------------------------------------------
(Cost: $312,011,271)

Preferred Stock-0.3%
--------------------------------------------------------------------------------
301,205  SensAble Technologies (b)                                     1,000,001
         Sensory Devices for Computer Based Sculpting
--------------------------------------------------------------------------------
(Cost: $1,000,001)

Short-Term Obligations-9.7%
--------------------------------------------------------------------------------
           Yield 6.40%-6.55 Due 1/02-1/04/01
$14,442,000  General Electric                                         14,436,865
 14,218,000  Citicorp                                                 14,215,425
 10,530,000  Ford Motor                                               10,524,252
--------------------------------------------------------------------------------
(Amortized Cost: $ 39,176,542)                                        39,176,542

Total Investments-100.3%                                             404,351,793
--------------------------------------------------------------------------------
(Cost: $352,187,814)

Cash and Other Assets Less Liabilities-(0.3%)                        (1,046,271)
--------------------------------------------------------------------------------

Total Net Assets-100%                                               $403,305,522
--------------------------------------------------------------------------------

   Notes to Statement of Investments:

(a)At December 31, 2000, for federal income tax purposes cost of investments was $353,066,856 and net unrealized appreciation was $51,284,937 consisting of gross unrealized appreciation of $123,687,969 and gross unrealized depreciation of $72,403,032.

(b)Non-income producing security.


See accompanying notes to financial statements.

Wanger Advisors Trust      2000 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap        Statement of Investments December 31, 2000



--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
         Common Stocks-93.8%

         Europe-59.2%
--------------------------------------------------------------------------------
         Germany/Austria-6.5%
135,000  GFK                                                          $3,981,055
         Market Research Services
296,500  Norddeutsche Affinerie (b)                                    3,575,648
         Copper Smelter
 98,000  Austria Technologies                                          2,862,252
         Printed Circuit Board Manufacturer
 70,000  Teleplan International                                        2,341,243
         Warranty Repair Services
 60,000  Flughafen Wien (Austria)                                      2,278,119
         Vienna Airport Manager
 47,556  Brainpool TV (b)                                                851,293
         Comedy Television Programming
 10,000  Lion Bioscience                                                 810,249
         Bioinformatics
 14,000  MIS (b)                                                         685,885
         Decision Support Software
 23,500  Dialog Semiconductor                                            225,832
         Custom Semiconductors for Cell Phones
--------------------------------------------------------------------------------
                                                                      17,611,576

--------------------------------------------------------------------------------
         Denmark-1.3%
 26,000  Kobenhavns Lufthavne                                          2,233,748
         Copenhagen Airport Manager
140,000  Sondagavisen                                                  1,273,539
         Free Sunday Newspaper
--------------------------------------------------------------------------------
                                                                       3,507,287

--------------------------------------------------------------------------------
         Netherlands-12.7%
115,748  Kempen                                                        6,379,541
         Stock Brokerage/Investment Management
170,000  Hunter Douglas                                                4,676,833
         Decorative Window Coverings
 61,200  Fugro                                                         3,964,096
         Survey & GPS Services
175,000  Computer Service Solutions                                    3,627,278
         Computer Services
153,333  Unique International                                          3,467,104
         Human Resources

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         Netherlands-12.7% (cont)
120,000  Buhrmann (b)                                                 $3,227,806
         Office Supplies
 59,000  Pink Roccade (b)                                              3,224,037
         Computer Services/Outsourcing
 45,000  ICT Automatisering                                            1,636,514
         Business Software
 60,000  SNT Group (b)                                                 1,557,374
         Call Center Operator
125,000  Fox Kids Europe (b)                                           1,466,220
         Cartoons
 70,000  OCE                                                           1,121,159
         Manufacturer of High Speed Copiers
--------------------------------------------------------------------------------
                                                                      34,347,962

--------------------------------------------------------------------------------
         Finland-1.0%
260,000  Talentum                                                      1,604,481
         Trade Journals & Internet Services
 35,000  Elcoteq Network                                               1,104,671
         Electrical Components
--------------------------------------------------------------------------------
                                                                       2,709,152

--------------------------------------------------------------------------------
         Norway-0.6%
300,000  Visma (b)                                                     1,641,821
         Business Software

--------------------------------------------------------------------------------
         Sweden-5.2%
250,000  Semcon                                                        3,318,467
         Technical Consultant
285,000  Metro International (b)                                       2,602,740
         Free Subway Newspapers
 80,000  Proffice (b)                                                  2,285,229
         Temporary Employment Agency
622,200  Adcore                                                        1,902,873
         Internet Consulting
 50,000  Modern Times Group (b)                                        1,327,386
         TV, Newspapers & Electronic Commerce
 75,000  Autoliv                                                       1,195,313
         Seatbelts & Airbags
  2,300  Feintool International                                        1,091,163
         Engineering & Machinery

See accompanying notes to financial statements.

Wanger Advisors Trust      2000 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap        Statement of Investments December 31, 2000



--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         Sweden-5.2% (cont)
207,000  Cell Network
         (formerly known as Mandator)                                   $384,676
         Computer & Internet Consulting
--------------------------------------------------------------------------------
                                                                      14,107,847

--------------------------------------------------------------------------------
         France/Belgium-7.7%
 83,200  Prosodie                                                      4,859,987
         Automated Call Centers
120,000  Fininfo                                                       4,522,320
         Data Feeds for French Banks & Brokers
250,000  Telindus Group (Belgium)                                      4,180,791
         Network Integration Services
 35,000  Ipsos                                                         3,825,129
         Market Research
 40,000  Cegedim                                                       1,677,027
         Medical Market Research
 70,000  FI System (b)                                                   929,243
         Internet Consulting
  2,300  Essilor International                                           753,013
         Eyeglass Lenses
--------------------------------------------------------------------------------
                                                                      20,747,510

--------------------------------------------------------------------------------
         United Kingdom-13.3%
800,000  St. James Place Capital                                       4,999,614
         Life Insurance
1,225,000 Taylor Nelson                                                4,560,429
         Market Research Services
500,000  Informa Group                                                 4,485,300
         Business Information Provider
700,000  Expro International                                           4,238,609
         Offshore Oil Field Services
1,727,600 Chloride Group                                               4,210,184
         Electrical Equipment Manufacturer/Retailer
450,000  Mitie Group                                                   2,556,621
         Facilities Management
1,352,000 Incepta                                                      2,233,620
         Business Information & Marketing Services
400,000  Charles Taylor Group                                          2,212,748
         Insurance

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         United Kingdom-13.3% (cont)
400,000  Regus (b)                                                    $2,171,974
         Rental of Office Space in Full Service
         Business Centers
150,000  Bloomsbury Publishing                                         1,943,817
         Publishing
600,000  Photobition Group                                               897,060
         Production of Graphics for Exhibits
200,000  Orchestream Holdings (b)                                        816,325
         Network Management Software
117,000  Ncipher (b)                                                     479,298
         Security Software
150,000  Telework Group                                                  426,103
         Software for Scheduling & Telephone Messages
--------------------------------------------------------------------------------
                                                                      36,231,702

--------------------------------------------------------------------------------
         Spain/Portugal-6.5%
375,000  Red Electrica                                                 3,550,727
         Power Grid
255,000  Prosegur                                                      2,882,979
         Security Guards
130,000  Aldeasa                                                       2,510,830
         Airport Management
 75,000  Abengoa                                                       2,401,776
         Engineering & Construction Services for
         Infrastructure Projects & Recycling
143,000  Cortefiel                                                     2,384,676
         Apparel Retailer
 51,000  Ibersol (Portugal)                                            2,003,670
         Fast Food Retailer
 60,500  PT Multimedia (Portugal) (b)                                  1,489,412
         Cable & Satellite Operator
 56,200  Zarddoya Otis                                                   495,072
         Elevator Maintenance & Service Provider
--------------------------------------------------------------------------------
                                                                      17,719,142

--------------------------------------------------------------------------------
         Switzerland-3.2%
 20,000  Selecta Group                                                 4,899,225
         Vending Machine Owner/Operator
  1,950  Bachem                                                        3,375,163
         Drug Manufacturer

See accompanying notes to financial statements.

Wanger Advisors Trust      2000 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap        Statement of Investments December 31, 2000



--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         Switzerland-3.2% (cont)
  6,000  Gretag Imaging                                                 $520,930
         Photofinishing Equipment
--------------------------------------------------------------------------------
                                                                       8,795,318

--------------------------------------------------------------------------------
         Italy-1.2%
232,000  Italdesign Giugiaro                                           1,693,986
         Automotive Designers
145,000  Class Editori                                                 1,639,341
         Newspapers & On-Line Financial Data
--------------------------------------------------------------------------------
                                                                       3,333,327

--------------------------------------------------------------------------------
         Europe-Total                                                160,752,644

         Asia-16.9%
--------------------------------------------------------------------------------
         Japan-7.5%
260,000  Diamond Leasing                                               2,668,588
         Leasing
 28,000  Moshi Moshi Hotline                                           2,440,950
         Telemarketing
110,000  Densei Lambda                                                 2,286,862
         Power Supplies
 62,000  ARRK                                                          2,274,633
         Prototypes & Moulds
 32,000  Venture Link                                                  1,719,078
         Retail Franchises
 75,000  BML                                                           1,677,149
         Clinical Testing
  4,000  Bellsystem24                                                  1,607,268
         Call Centers
 16,000  Don Quijote                                                   1,355,695
         Retail Franchises
 60,000  Wilson Learning                                               1,257,862
         Corporate Training
 18,000  C-Two Network                                                 1,116,352
         Discount Food Retailer
 70,000  Pasona Softbank                                                 733,753
         Temporary Employment Services
 11,800  Drake Beam Morin                                                462,806
         Employment Outplacement Services

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         Japan-7.5% (cont)
 11,000  Stella Chemifa                                                 $444,881
         Specialty Chemicals
 40,000  Optex                                                           303,983
         Industrial Sensors
--------------------------------------------------------------------------------
                                                                      20,349,860

--------------------------------------------------------------------------------
         Taiwan-3.5%
464,000  Faraday Technology (b)                                        2,871,981
         Application Specific Integrated Circuits (ASIC's)
1,525,500 Phoenixtec Power                                             1,552,215
         Uninterruptable Power Supply Manufacturer
2,000,000 Chroma Ate                                                   1,419,082
         Test & Measurement Instruments
1,000,000 Systex (b)                                                   1,231,884
         Systems Integrator & Internet Services
117,000  ASE Test (b)                                                    994,500
         Semiconductor Packaging & Test Services
1,040,000 Hitron Technology                                              841,546
         Network Integration & Internet Services
857,720  Cosmo Electronics                                               660,382
         Relay & Opto-Coupler Manufacturer
--------------------------------------------------------------------------------
                                                                       9,571,590

--------------------------------------------------------------------------------
         Singapore-4.1%
4,000,000 Omni Industries                                              5,884,050
         Contract Electronics Manufacturer
500,000  Sembcorp Logistics                                            2,768,965
         Logistic Services for Marine Transport
3,750,000 Star Cruises (b)                                             2,625,000
         Cruise Line
--------------------------------------------------------------------------------
                                                                      11,278,015

--------------------------------------------------------------------------------
         South Korea-1.8%
249,863  S1 Corporation                                                1,998,124
         Home/Business Security Services
 31,750  Cheil Communications                                          1,558,599
         Advertising
 32,000  Cheil Jedang                                                    772,768
         Consumer Staples
--------------------------------------------------------------------------------


See accompanying notes to financial statements.

Wanger Advisors Trust      2000 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap        Statement of Investments December 31, 2000



--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         South Korea-1.8% (cont)
275,300  Korea Technology Investment                                    $527,498
         Venture Capital
--------------------------------------------------------------------------------
                                                                       4,856,989

--------------------------------------------------------------------------------
         Asia-Total                                                   46,056,454

         Latin America-2.1%
--------------------------------------------------------------------------------
          Mexico-2.1%
1,000,000 Corp Interamericana de Entretenimiento (b)                   4,106,029
          Special Events & Live Entertainment
 91,000   Grupo Aeroportuario (b)                                      1,512,875
          Cancun Airport Manager
--------------------------------------------------------------------------------
                                                                       5,618,904

--------------------------------------------------------------------------------
          Latin America-Total                                          5,618,904

          Other Countries-15.6%
--------------------------------------------------------------------------------
          Australia-3.9%
575,000   Keycorp (b)                                                  2,974,211
          Smart Card Technology
4,250,000 Open Telecommunications (b)                                  2,671,045
          Computer Services
2,115,000 Infomedia (b)                                                2,109,056
          Publisher of Electronic Catalog for Auto Parts
1,200,000 Novogen (b)                                                  1,917,287
          Pharmaceuticals
350,000   Securenet (b)                                                  939,901
          IT Security Provider
--------------------------------------------------------------------------------
                                                                      10,611,500

--------------------------------------------------------------------------------
          Canada-8.6%
630,000   Patheon (b)                                                  6,241,577
          Pharmaceuticals
200,000   Penn West Petroleum (b)                                      4,990,326
          Oil & Gas Producer
150,000   Corus Entertainment (b)                                      3,902,862
          CATV Programming & Radio Stations
1,100,000 AltaGas Services (b)                                         3,742,745
          Natural Gas Gatherer and Processor

--------------------------------------------------------------------------------
Principal Amount or                                                        Value
Number of Shares



--------------------------------------------------------------------------------
         Canada-8.6% (cont)
365,000  Mosaic (b)                                                   $2,362,065
         Outsourced Marketing Services
393,300  Magellan Aerospace (b)                                        1,534,996
         Civil Aerospace Parts
 92,000  MDSI Mobil Data Solutions (b)                                   724,500
         Wireless Software
--------------------------------------------------------------------------------
                                                                      23,499,071

--------------------------------------------------------------------------------
         Israel-3.1%
141,000  DSP Group (b)                                                 2,967,609
         Telecom Semiconductors
101,000  Orbotech (b)                                                  3,768,562
         Automatic Optical Inspection Equipment
         for Electronics
354,000  Paradigm Geophysical (b)                                      1,593,000
         Seismic Software
--------------------------------------------------------------------------------
                                                                       8,329,171

--------------------------------------------------------------------------------
         Other-Total                                                  42,439,742

Total Common Stocks-93.8%                                            254,867,744
--------------------------------------------------------------------------------
(Cost: $278,250,259)

Short-Term Obligations-8.1%
--------------------------------------------------------------------------------
            Yield 6.25%-6.40% Due 1/02-1/03/01
$12,551,000 General Electric                                          12,548,769
9,353,000   American General                                           9,349,752
--------------------------------------------------------------------------------
                                                                      21,898,521
--------------------------------------------------------------------------------
(Amortized Cost: $21,898,521)

Total Investments-101.9%                                             276,766,265
--------------------------------------------------------------------------------
(Cost: $300,148,780)

Cash and Other Assets Less Liabilities-(1.9%)                        (5,091,529)
--------------------------------------------------------------------------------

Total Net Assets-100%                                               $271,674,736
--------------------------------------------------------------------------------

   Notes to Statement of Investments:

(a)At December 31, 2000, for federal income tax purposes cost of investments was $301,915,704 and net unrealized depreciation was $25,149,439 consisting of gross unrealized appreciation of $45,218,028 and gross unrealized depreciation of $70,367,467.
(b)Non-income producing security.
(c)At December 31, 2000, $96,468,669 or 35.5% of the Fund's net assets was denominated in the Euro currency.

See accompanying notes to financial statements.

Wanger Advisors Trust      2000 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap       Portfolio Diversification December 31, 2000

At December 31, 2000 the Fund's portfolio of investments as a percentage of net assets was diversified as follows:


                                                       Market Value     Percent
--------------------------------------------------------------------------------
Information Technology
Computer Related Hardware
Semiconductors and
   Related Equipment                                      $10,828,486     4.0%
Computer Hardware and
   Related Equipment                                       6,241,698      2.3
Contract Manufacturing                                     5,884,050      2.2
Instrumentation                                            1,419,082      0.5
--------------------------------------------------------------------------------
                                                          24,373,316      9.0
Media
Satellite Broadcasting and Services                        6,259,795      2.3
TV Broadcasting                                            1,327,387      0.5
--------------------------------------------------------------------------------
                                                           7,587,182      2.8
Software and Services
Business Information and
   Marketing Services                                     28,992,122     10.7
Computer Services                                         20,033,668      7.4
Publishing                                                13,549,218      5.0
Business Software                                          9,865,710      3.6
Internet Related                                           5,789,229      2.1
Advertising                                                3,920,665      1.4
Transaction Processors                                     2,974,211      1.1
--------------------------------------------------------------------------------
                                                          85,124,823     31.3
Telecom
Telephone Services                                         1,489,412      0.6
Telecommunications Equipment                                 841,545      0.3
--------------------------------------------------------------------------------
                                                           2,330,957      0.9
--------------------------------------------------------------------------------
                                                          119,416,278    44.0

--------------------------------------------------------------------------------
Health Care
Pharmaceuticals                                            8,158,864      3.0
Biotechnology/ Drug Delivery                               3,375,163      1.2
Hospital Services                                          1,677,149      0.6
Medical Equipment                                            753,013      0.3
--------------------------------------------------------------------------------
                                                          13,964,189      5.1

--------------------------------------------------------------------------------
Industrial Goods
Outsourcing Services                                      17,937,067      6.6
Electrical Components                                      9,559,393      3.5
Logistics                                                  4,735,563      1.7
Industrial Materials                                       4,318,969      1.6




                                                        Market Value   Percent
--------------------------------------------------------------------------------
Industrial Goods  (cont)
Construction                                             $2,401,776        0.9%
Machinery                                                 2,084,306        0.8
Speciality Chemicals                                        444,881        0.2
--------------------------------------------------------------------------------
                                                         41,481,955       15.3

--------------------------------------------------------------------------------
Consumer Goods & Services
Retail                                                    9,086,630        3.3
Other Durable Goods
   (includes auto related)                                5,872,145        2.2
Other Consumer Services                                   4,899,225        1.8
Entertainment                                             4,106,029        1.5
Nondurables                                               2,776,438        1.0
Cruise Lines                                              2,625,000        1.0
--------------------------------------------------------------------------------
                                                         29,365,467       10.8

--------------------------------------------------------------------------------
Energy & Minerals
Oil Services                                              9,795,704        3.6
Oil & Gas Producers                                       4,990,326        1.8
Refining/Marketing/Distribution                           3,742,745        1.4
Non-Ferrous Metals                                        3,575,648        1.3
--------------------------------------------------------------------------------
                                                         22,104,423        8.1

--------------------------------------------------------------------------------
Finance
Insurance                                                 7,212,362        2.7
Brokerage                                                 6,379,541        2.3
Other Finance Companies                                   2,668,588        1.0
Money Management                                            527,499        0.2
--------------------------------------------------------------------------------
                                                         16,787,990        6.2

--------------------------------------------------------------------------------
Other
Transportation                                            6,024,740        2.2
Regulated Utilities                                       3,550,728        1.3
Real Estate                                               2,171,974        0.8
--------------------------------------------------------------------------------
                                                         11,747,442        4.3

--------------------------------------------------------------------------------
Total Common Stocks                                     254,867,744       93.8

Short-Term Obligations                                   21,898,521        8.1
--------------------------------------------------------------------------------

Total Investments                                       276,766,265      101.9

Cash and Other Assets
   Less Liabilities                                      (5,091,529)      (1.9)
--------------------------------------------------------------------------------
Net Assets                                             $271,674,736      100.0%

--------------------------------------------------------------------------------

See accompanying notes to financial statements.

Wanger Advisors Trust      2000 Annual Report
--------------------------------------------------------------------------------
Wanger Twenty                         Statement of Investments December 31, 2000




--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
         Common Stocks-93.8%

         Information-40.0%
--------------------------------------------------------------------------------
         Television Programming-2.8%
 25,000  Liberty Media Group, AT&T (b)                                  $339,063
         CATV & Satellite Dish Programming

--------------------------------------------------------------------------------
         Telephone Services-1.8%
 15,000  McLeod USA, Inc.                                                211,875
         Super Regional CLEC: Local, Long Distance
         & Internet Services

--------------------------------------------------------------------------------
         Mobile Communications-5.2%
  7,000  Telephone and Data Systems                                      630,000
         Cellular & Telephone Services

--------------------------------------------------------------------------------
         Business Information/Marketing
         Services/Publishing-12.3%
 16,000  H&R Block                                                       662,000
         Tax Preparation
 14,000  Getty Images (b)                                                448,000
         Photographs for Publications & Electronic Media
  9,000  Tribune                                                         380,250
         Publishing & Media
--------------------------------------------------------------------------------
                                                                       1,490,250

--------------------------------------------------------------------------------
         Business Software-3.2%
 22,000  JD Edwards (b)                                                  391,875
         Mid-Market ERP Software

--------------------------------------------------------------------------------
         Contract Manufacturing-2.5%
 12,000  Jabil Circuit (b)                                               304,500
         Electronic Manufacturing Services

--------------------------------------------------------------------------------
         Instrumentation- 12.2%
 20,000  Tektronix                                                       673,750
         Analytical Instruments
  4,000  Perkin Elmer                                                    420,000
         Analytical Instruments for Biotech/Telecom


--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         Instrumentation- 12.2% (cont)
  4,600  Waters (b)                                                     $384,100
         Chromatography, Mass Spectrometry, Thermal Analysis
--------------------------------------------------------------------------------
                                                                       1,477,850

--------------------------------------------------------------------------------
         Information-Total                                             4,845,413

--------------------------------------------------------------------------------
         Health Care-14.0%
         Hospital/Laboratory Supplies-3.0%
 10,000  Techne (b)                                                      360,625
         Cytokines, Antibodies, Other Reagents For Life Sciences

--------------------------------------------------------------------------------
         Medical Equipment-5.6%
 50,000  Boston Scientific (b)                                           684,375
         Stents & Catheters

--------------------------------------------------------------------------------
         Services-5.4%
 14,000  First Health Group (b)                                          651,875
         PPO Network

--------------------------------------------------------------------------------
         Health Care-Total                                             1,696,875

         Consumer Goods/Services-15.9%
--------------------------------------------------------------------------------
         Furniture-5.0%
 21,000  Herman Miller                                                   603,750
         Office Furniture

--------------------------------------------------------------------------------
         Manufacturers-5.3%
 20,000  Jones Apparel (b)                                               643,750
         Women's Apparel

--------------------------------------------------------------------------------
         Retail-2.5%
 16,000  Callaway Golf                                                   298,000
         Premium Golf Clubs & Balls

--------------------------------------------------------------------------------
         Leisure Vehicles-3.1%
  9,560  Harley-Davidson                                                 380,010
         Motorcycles & Related Merchandise

--------------------------------------------------------------------------------
         Consumer Goods/Services-Total 1,925,510

See accompanying notes to financial statements.

Wanger Advisors Trust      2000 Annual Report
--------------------------------------------------------------------------------
Wanger Twenty                         Statement of Investments December 31, 2000




--------------------------------------------------------------------------------
Number of                                                                  Value
Shares


         Finance-11.3%
--------------------------------------------------------------------------------
         Money Management-8.0%
  8,700  SEI Investments                                                $974,400
         Mutual Fund Administration

--------------------------------------------------------------------------------
         Banks-3.3%
  9,000  TCF Financial                                                   401,063
         Great Lakes Bank

--------------------------------------------------------------------------------
         Finance-Total                                                 1,375,463

         Industrial Goods/Services-3.1%
--------------------------------------------------------------------------------
         Logistics-3.1%
  7,000  Expeditors International of Washington                          375,812
         International Freight Forwarder

--------------------------------------------------------------------------------
         Industrial Goods/Services-Total                                 375,812

         Energy/Minerals-9.5%
--------------------------------------------------------------------------------
         Oil/Gas Producers-3.3%
  6,500  Devon Energy                                                    396,305
         Oil & Gas Producers

--------------------------------------------------------------------------------
         Distribution/Marketing/Refining-6.2%
 13,524  Dynegy                                                          758,189
         Natural Gas & Electric Processing,
         Production & Marketing

--------------------------------------------------------------------------------
         Energy/Minerals-Total                                         1,154,494

Total Common Stocks-93.8%                                             11,373,567
--------------------------------------------------------------------------------
(Cost: $9,040,373)





--------------------------------------------------------------------------------
Principal Amount                                                           Value


Short-Term Obligations-5.9%
--------------------------------------------------------------------------------
         Yield 6.25%-6.40% Due 1/02-1/03/01
$364,000 American General                                               $363,874
353,000  General Electric                                                352,937
--------------------------------------------------------------------------------
(Amortized Cost:  $716,811)                                              716,811

Total Investments-99.7%                                               12,090,378
--------------------------------------------------------------------------------
(Cost: $9,757,184)

Cash and Other Assets Less Liabilities-0.3%                               39,005
--------------------------------------------------------------------------------

Total Net Assets-100%                                                $12,129,383
--------------------------------------------------------------------------------

   Notes to Statement of Investments:

(a)At December 31, 2000, for federal income tax purposes cost of investments was $9,757,184 and net unrealized appreciation was $2,333,194 consisting of gross unrealized appreciation of $2,876,012 and gross unrealized depreciation of $542,818.

(b)Non-income producing security.

See accompanying notes to financial statements.

Wanger Advisors Trust      2000 Annual Report
--------------------------------------------------------------------------------
Wanger Foreign Forty                  Statement of Investments December 31, 2000

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
         Common Stocks-94.6%

         Europe-59.3%
--------------------------------------------------------------------------------
         Germany-3.4%
  7,000  Rhoen Klinikum                                                 $394,384
         Hospital Management
  2,000  Henkel (b)                                                      131,901
         Chemicals, Detergents & Non-Food Consumer Brands
--------------------------------------------------------------------------------
                                                                         526,285

--------------------------------------------------------------------------------
         Belgium-2.1%
  4,000  RTL                                                             329,753
         TV & Radio Broadcaster

--------------------------------------------------------------------------------
         Netherlands-5.7%
 27,000  Fortis (b)                                                      880,157
         Financial Services Conglomerate

--------------------------------------------------------------------------------
         Finland-1.9%
 20,000  Comptel                                                         289,240
         Telephone Billing Software

--------------------------------------------------------------------------------
         Sweden-3.3%
 10,000  Netcom (b)                                                      416,268
         Telecommunication Services
  3,500  Modern Times Group (b)                                           92,917
         TV, Newspapers & Electronic Commerce
--------------------------------------------------------------------------------
                                                                         509,185

--------------------------------------------------------------------------------
         France-3.8%
  9,000  M6 Metropole TV                                                 338,750
         Television Broadcaster
 27,300  Gemplus International                                           244,347
         Smart Card Products & Services
--------------------------------------------------------------------------------
                                                                         583,097

--------------------------------------------------------------------------------
         United Kingdom/Ireland-25.8%
 55,000  Irish Life & Permanent (Ireland)                                684,001
         Savings Products
 90,000  Hays                                                            519,398
         Outsourcing Services
 58,400  Serco Group                                                     467,129
         Facilities Management

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         United Kingdom/Ireland-25.8% (cont)
 15,000  Logica                                                         $385,579
         Computer Software & Services
 50,000  Capita Group                                                    373,775
         Outsourcing Services
 52,000  Dimension Data (b)                                              357,628
         Networks & Computer Services
 50,000  Peninsular & Oriental                                           236,973
         Cruise Line
 25,000  Enterprise Oil                                                  211,930
         Oil & Gas Producers
 50,000  P & O Princess Cruises                                          211,557
         Leisure Cruise Line
 50,000  BG Group                                                        204,081
         Oil & Gas Producers
 20,000  SSL International                                               149,510
         Medical & Footcare Products
 20,000  Energis (b)                                                     133,397
         Telecommunication Services
  5,000  Exel                                                             71,017
         Freight Forwarding & Logistics
  2,000  Sema Group                                                        8,814
         Computer Software & Services
--------------------------------------------------------------------------------
                                                                       4,014,789

--------------------------------------------------------------------------------
         Switzerland-6.2%
     80  Julius Baer                                                     440,062
         Private Banking, Brokerage & Mutual Funds
     95  Cie Fin Richemont                                               255,395
         Luxury Goods, Tobacco & Pay TV
    300  Synthes-Startec                                                 222,698
         Products for Orthopedic Surgery
     20  Pargesa Holdings                                                 39,070
         Industrial & Media Conglomerate
--------------------------------------------------------------------------------
                                                                         957,225

--------------------------------------------------------------------------------
         Italy-7.1%
100,000  Saipem                                                          547,389
         Offshore Construction & Drilling
 27,000  Banca Fideuram                                                  373,939
         Life Insurance/Mutual Funds


See accompanying notes to financial statements.

Wanger Advisors Trust      2000 Annual Report
--------------------------------------------------------------------------------
Wanger Foreign Forty                  Statement of Investments December 31, 2000

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         Italy-7.1% (cont)
 20,000  Editoriale L'Espresso                                          $173,732
         Newspapers & Magazines
--------------------------------------------------------------------------------
                                                                       1,095,060

--------------------------------------------------------------------------------
         Europe-Total                                                  9,184,791

         Asia-13.4%
--------------------------------------------------------------------------------
         Hong Kong-0.9%
 75,000  Li & Fung                                                       136,544
         Sourcing of Consumer Goods

--------------------------------------------------------------------------------
         Japan-4.3%
  2,800  Orix                                                            280,293
         Finance Leasing
  3,200  Oriental Land                                                   213,836
         Disney Theme Park Operator
    136  Sky Perfect Communications (b)                                  178,197
         Satellite TV Subscriptions
--------------------------------------------------------------------------------
                                                                         672,326

--------------------------------------------------------------------------------
         Taiwan-2.4%
 45,000  United Microelectronics (b)                                     371,250
         Semiconductor Foundry

--------------------------------------------------------------------------------
         Singapore-5.8%
 70,680  Venture Manufacturing                                           472,967
         Electronic Manufacturing Services
605,000  Star Cruises (b)                                                423,500
         Cruise Lines
--------------------------------------------------------------------------------
                                                                         896,467

--------------------------------------------------------------------------------
         Asia-Total                                                    2,076,587

         Other Countries-21.9%
--------------------------------------------------------------------------------
         Australia-6.4%
120,000  Computershare                                                   578,404
  5,000  Computershare Warrants                                            3,352
         Financial Software/Services





--------------------------------------------------------------------------------
Principal Amount or                                                        Value
Number of Shares



--------------------------------------------------------------------------------
         Australia-6.4% (cont)
270,000  ERG                                                            $413,138
         Smart Card Systems for Public Transportation
--------------------------------------------------------------------------------
                                                                         994,894

--------------------------------------------------------------------------------
         Canada-9.2%
 21,800  Talisman Energy (b)                                             809,374
         Oil & Gas Producer
 11,300  Celestica (b)                                                   610,648
         Electronic Manufacturing Services
--------------------------------------------------------------------------------
                                                                       1,420,022

--------------------------------------------------------------------------------
         Israel - 6.3%
  4,900  Comverse Technology (b)                                         532,262
         Voicemail & Related Systems
  6,800  Amdocs (b)                                                      450,500
         Telecommunications Billing & Customer Care Software
--------------------------------------------------------------------------------
                                                                         982,762

--------------------------------------------------------------------------------
         Other-Total                                                   3,397,678

 Total Common Stocks-94.6%                                            14,659,056
--------------------------------------------------------------------------------
(Cost: $14,800,612)

Short-Term Obligations-8.9%
--------------------------------------------------------------------------------
         Yield 6.25% - 6.55% Due 1/02 - 1/04/01
$487,000 American General                                                486,831
486,000  Ford Motor Credit                                               485,735
404,000  General Electric                                                403,928
--------------------------------------------------------------------------------
(Amortized Cost: $1,376,494)                                           1,376,494

Total Investments- 103.5%                                             16,035,550
--------------------------------------------------------------------------------
(Cost: $16,177,106)

Cash and Other Assets Less Liabilities-(3.5%)                          (539,954)
--------------------------------------------------------------------------------

Total Net Assets -100%                                               $15,495,596
--------------------------------------------------------------------------------

   Notes to Statement of Investments:

(a)At December 31, 2000, for federal income tax purposes cost of investments was $16,215,584 and net unrealized depreciation was $180,034 consisting of gross unrealized appreciation of $1,772,353 and gross unrealized depreciation of $1,952,387.

(b)Non-income producing security.

(c)At December 31, 2000, $4,387,593 or 28.3% of the Fund's net assets was denominated in the Euro currency.


See accompanying notes to financial statements.

Wanger Advisors Trust      2000 Annual Report
--------------------------------------------------------------------------------
Wanger Foreign Forty                 Portfolio Diversification December 31, 2000

At December 31, 2000 the Fund's portfolio of investments as a percentage of net assets was diversified as follows:




                                                       Market Value     Percent
--------------------------------------------------------------------------------
Information Technology
Computer Related Hardware
Contract Manufacturing                                   $1,083,613        7.0%
Semiconductors and
   Related Equipment                                        371,250        2.4
Computer Hardware and
   Related Equipment                                        244,347        1.6
--------------------------------------------------------------------------------
                                                          1,699,210       11.0
Media
TV Broadcasting                                             761,420        4.9
Satellite Broadcasting and Services                         178,197        1.2
--------------------------------------------------------------------------------
                                                            939,617        6.1

Software and Services
Business Software                                         1,125,319        7.3
Transaction Processors                                      994,894        6.4
Computer Services                                           366,442        2.4
Publishing                                                  173,735        1.1
--------------------------------------------------------------------------------
                                                          2,660,390       17.2

Telecom
Telephone Services                                          549,665        3.5
Telecommunications Equipment                                532,263        3.4
--------------------------------------------------------------------------------
                                                          1,081,928        6.9
--------------------------------------------------------------------------------
                                                          6,381,145       41.2

--------------------------------------------------------------------------------
Health Care
Hospital Management                                         394,384        2.6
Medical Equipment                                           222,698        1.4
Pharmaceuticals                                             149,510        1.0
--------------------------------------------------------------------------------
                                                            766,592        5.0

--------------------------------------------------------------------------------
Industrial Goods
Outsourcing Services                                      1,496,845        9.6
--------------------------------------------------------------------------------
                                                          1,496,845        9.6





                                                       Market Value     Percent
--------------------------------------------------------------------------------
Consumer Goods & Services
Cruise Lines                                               $872,030        5.6%
Nondurables                                                 387,296        2.5
Entertainment                                               213,836        1.4
--------------------------------------------------------------------------------
                                                          1,473,162        9.5

--------------------------------------------------------------------------------
Energy & Minerals
Oil & Gas Producers                                       1,225,385        7.9
Oil Services                                                547,389        3.5
--------------------------------------------------------------------------------
                                                          1,772,774       11.4

--------------------------------------------------------------------------------
Finance
Insurance                                                 1,564,157       10.1
Money Management                                            814,001        5.2
Other Finance Companies                                     280,293        1.8
Closed End Funds                                             39,070        0.3
--------------------------------------------------------------------------------
                                                          2,697,521       17.4


--------------------------------------------------------------------------------
Other
Transportation                                               71,017        0.5
--------------------------------------------------------------------------------
                                                             71,017        0.5

--------------------------------------------------------------------------------
Total Common Stocks                                      14,659,056       94.6%

Short-Term Obligations                                    1,376,494        8.9
--------------------------------------------------------------------------------

Total Investments                                        16,035,550      103.5

Cash and Other Assets
   Less Liabilities                                        (539,954)      (3.5)
--------------------------------------------------------------------------------
Net Assets                                               15,495,596      100.0%

--------------------------------------------------------------------------------


See accompanying notes to financial statements.

Wanger Advisors Trust      2000 Annual Report
--------------------------------------------------------------------------------
Statements of Assets and Liabilities December 31, 2000


                                                                          Wanger           Wanger           Wanger           Wanger
                                                                  U.S. Small Cap    International           Twenty          Foreign
                                                                                        Small Cap                             Forty
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost: Wanger U.S. Small Cap $352,187,814;    $404,351,793     $276,766,265      $12,090,378      $16,035,550
   Wanger International Small Cap $300,148,780; Wanger Twenty
   $9,757,184; Wanger Foreign Forty $16,177,106)
Foreign Currency (cost: International Small Cap $2,091,754;                   --        2,012,913               --          585,521
   Foreign Forty $584,140)
Cash                                                                         910              173              950              387
Receivable for:
   Securities sold                                                       990,141        1,652,620               --               --
   Fund shares sold                                                      869,185          214,090           63,489          515,247
   Dividends and interest                                                 31,185          128,122            5,525            4,749
   Expense reimbursement due from Advisor                                     --               --            1,822            3,379
Other assets                                                               2,887            2,650               76              100
-----------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                      406,246,101      280,776,833       12,162,240       17,144,933

Liabilities and Net Assets
Payable for:
   Securities purchased                                                1,675,952        3,437,128               --        1,072,077
   Fund shares redeemed                                                1,202,364        5,565,635            3,809          543,255
   Accrued:
     Management fee                                                        2,050              458            8,263           11,355
     Transfer Agent fee                                                    3,945            4,420            3,100            3,100
   Other                                                                  56,268           94,456           17,685           19,550
-----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                   2,940,579        9,102,097           32,857        1,649,337
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding                    $403,305,522     $271,674,736      $12,129,383      $15,495,596
===================================================================================================================================
Fund shares outstanding                                               20,173,416        9,522,186          861,480          896,201
===================================================================================================================================
Pricing of Shares
Net asset value, offering price and redemption price per share            $19.99           $28.53           $14.08           $17.29
===================================================================================================================================
Analysis of Net Assets
Paid-in capital                                                     $358,991,582     $224,248,012      $10,421,120      $14,909,724
Undistributed net realized gain (loss) on sales of investments        (8,124,940)      72,650,498         (624,931)         725,164
   and foreign currency transactions
Net unrealized appreciation (depreciation) of investments             52,163,979      (25,223,774)       2,333,194         (159,631)
   and foreign currency transactions
Undistributed net investment income                                      274,901               --               --           20,339
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares                                $403,305,522     $271,674,736      $12,129,383      $15,495,596
===================================================================================================================================

See accompanying notes to financial statements.

Wanger Advisors Trust      2000 Annual Report
--------------------------------------------------------------------------------
Statements of Operations

                                                                          Wanger           Wanger           Wanger           Wanger
                                                                  U.S. Small Cap    International           Twenty          Foreign
                                                                                        Small Cap                             Forty
                                                                                 Year ended December 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends (net of foreign taxes of $218,983 for Wanger                $1,739,427       $1,446,205          $51,447          $75,248
   International Small Cap and $10,116 for Wanger Foreign Forty)
Interest                                                               2,334,360          981,750           46,447           63,625
-----------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                4,073,787        2,427,955           97,894          138,873

Expenses:
Investment advisory                                                    3,597,280        4,044,255           83,967          111,079
Custodian                                                                 54,497          559,688            6,513           24,750
Legal and audit                                                           65,830           58,732           15,663           16,009
Reports to shareholders                                                   12,996           11,346           15,234           14,979
Amortization of organization costs                                         5,045            6,711               --               --
Transfer agent                                                            21,408           21,228           18,736           18,869
Trustees'                                                                 30,958           26,737              605              679
Other                                                                     16,554            2,109              327              133
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                         3,804,568        4,730,866          141,045          186,498
Less custodian fees paid indirectly                                       (6,009)          (4,769)          (3,758)            (185)
Less reimbursement of expenses by advisor                                     --               --          (18,163)         (25,643)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                           3,798,559        4,726,097          119,124          160,670
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                             275,228       (2,298,142)         (21,230)         (21,797)
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on sales of investments                   (7,234,589)      73,196,254         (610,947)         763,879
   Net change in unrealized appreciation (depreciation)              (24,916,759)    (174,794,354)       1,563,675       (1,795,255)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments               (32,151,348)    (101,598,100)         952,728       (1,031,376)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     $(31,876,120)   $(103,896,242)        $931,498      $(1,053,173)
===================================================================================================================================

See accompanying notes to financial statements.

Wanger Advisors Trust      2000 Annual Report
--------------------------------------------------------------------------------
Statements of Changes in Net Assets


                                                                        Wanger U.S. Small Cap   Wanger International Small Cap

                                                                      Year ended       Year ended       Year ended       Year ended
                                                                        December         December         December         December
                                                                        31, 2000         31, 1999         31, 2000         31, 1999
------------------------------------------------------------------------------------------------------------------------------------
From operations:
   Net investment income (loss)                                         $275,228         $481,843      $(2,298,142)       $(881,145)
   Net realized gain (loss) on sales of investments                   (7,234,589)      49,157,155       73,196,254       47,468,114
   Net change in unrealized appreciation (depreciation)              (24,916,759)      26,975,880     (174,794,354)     124,783,648
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations   (31,876,120)      76,614,878     (103,896,242)     171,370,617


Distributions to shareholders from:
   Net investment income                                                (482,170)              --               --       (2,396,217)
   Net realized gain                                                 (49,642,751)     (31,015,042)     (39,240,076)              --
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                               (50,124,921)     (31,015,042)     (39,240,076)      (2,396,217)

From Fund share transactions:
   Reinvestment of dividends and capital gain distributions           50,124,921       30,987,684       39,240,076        2,391,782
   Proceeds from other shares sold                                    88,487,383       39,307,491      294,589,657       30,696,445
------------------------------------------------------------------------------------------------------------------------------------
                                                                     138,612,304       70,295,175      333,829,733       33,088,227
   Payments for shares redeemed                                      (44,015,214)     (64,304,419)    (230,349,651)     (31,984,964)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets from Fund share transactions            94,597,090        5,990,756      103,480,082        1,103,263
------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               12,596,049       51,590,592      (39,656,236)     170,077,663
Net assets:
   Beginning of period                                               390,709,473      339,118,881      311,330,972      141,253,309
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                                    $403,305,522     $390,709,473     $271,674,736     $311,330,972
------------------------------------------------------------------------------------------------------------------------------------
Undistributed Net Investment Income                                     $274,901         $481,843               --               --
====================================================================================================================================


                                                                           Wanger Twenty                Wanger Foreign Forty

                                                                                        Inception                         Inception
                                                                                       February 2                        February 2
                                                                      Year ended          through       Year ended          through
                                                                        December         December         December         December
                                                                        31, 2000         31, 1999         31, 2000         31, 1999
------------------------------------------------------------------------------------------------------------------------------------
From operations:
   Net investment income (loss)                                         $(21,230)        $(28,532)        $(21,797)         $(2,048)
   Net realized gain (loss) on sales of investments                     (610,947)         308,673          763,879          401,583
   Net change in unrealized appreciation (depreciation)                1,563,675          769,519       (1,795,255)       1,646,008
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations       931,498        1,049,660       (1,053,173)       2,045,543

Distributions to shareholders from:
   Net investment income                                                      --               --           (3,779)              --
   Net realized gain                                                    (294,125)              --         (402,719)              --
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                                  (294,125)              --         (406,498)              --

From Fund share transactions:
   Reinvestment of dividends and capital gain distributions              294,125               --          406,498               --
   Proceeds from other shares sold                                     7,467,271        6,997,548       15,240,646        4,072,887
------------------------------------------------------------------------------------------------------------------------------------
                                                                       7,761,396        6,997,548       15,647,144        4,072,887
   Payments for shares redeemed                                       (2,839,517)      (1,477,077)      (4,518,005)        (292,302)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets from Fund share transactions             4,921,879        5,520,471       11,129,139        3,780,585
------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                5,559,252        6,570,131        9,669,468        5,826,128
Net assets:
   Beginning of period                                                 6,570,131               --        5,826,128               --
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                                     $12,129,383       $6,570,131      $15,495,596       $5,826,128
------------------------------------------------------------------------------------------------------------------------------------
Undistributed Net Investment Income                                           --               --          $20,339           $3,778
====================================================================================================================================



See accompanying notes to financial statements.

                                    30 & 31

Wanger Advisors Trust      2000 Annual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap                                       Financial Highlights

                                                      Year              Year              Year              Year              Year
                                                     ended             ended             ended             ended             ended
                                              December 31,      December 31,      December 31,      December 31,      December 31,
                                                      2000              1999              1998              1997              1996
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                $24.88            $22.18            $21.46            $16.97            $11.60

Income From Investment Operations
   Net investment income (loss) (b)                    .02               .03              (.05)             (.02)             (.06)
   Net realized and unrealized gain (loss) on
      investments                                    (1.82)             4.79              1.93              4.90              5.46
----------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                  (1.80)             4.82              1.88              4.88              5.40

Less Distributions
   Dividends from net investment income              (0.03)               --                --                --                --
   Distributions from net realized gain              (3.06)            (2.12)            (1.16)             (.39)             (.03)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (3.09)            (2.12)            (1.16)             (.39)             (.03)
Net Asset Value, end of period                      $19.99            $24.88            $22.18            $21.46            $16.97
===================================================================================================================================
Total Return                                         (8.16%)           25.06%             8.68%            29.41%            46.59%

Ratios/Supplemental Data
   Ratio of expenses to average net assets (a)        1.00%             1.02%             1.02%             1.06%             1.21%
   Ratio of net investment income (loss)
      to average net assets                           0.07%             0.14%             (.25%)            (.10%)            (.41%)
   Portfolio turnover rate                              36%               35%               34%               34%               46%
   Net assets at end of period                 $403,305,522      $390,709,473      $339,118,881      $270,865,827      $128,957,911

--------------------------------------------------------------------------------


(a)In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.04% for the year ended December 31, 1997 and 1.19% for the year ended December 31, 1996.

(b)Net investment income (loss) per share was based upon the average shares outstanding during the period.





See accompanying notes to financial statements.

Wanger Advisors Trust      2000 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap                              Financial Highlights

                                                      Year              Year              Year              Year              Year
                                                     ended             ended             ended             ended             ended
                                              December 31,      December 31,      December 31,      December 31,      December 31,
                                                      2000              1999              1998              1997              1996
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                $43.67            $19.62            $17.05            $17.71            $13.45

Income From Investment Operations
   Net investment income (loss) (b)                   (.26)             (.13)              .03               .02              (.09)
   Net realized and unrealized gain (loss)
     on investments                                  (9.75)            24.52              2.76              (.26)             4.38
----------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                 (10.01)            24.39              2.79              (.24)             4.29

Less Distributions
   Dividends from net investment income                 --              (.34)             (.22)               --                --
   Distributions from net realized gain
     and unrealized
   gain reportable for federal income taxes          (5.13)               --                --              (.42)             (.03)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (5.13)             (.34)             (.22)             (.42)             (.03)
Net Asset Value, end of period                      $28.53            $43.67            $19.62            $17.05            $17.71
==================================================================================================================================
Total Return                                        (27.84%)          126.37%            16.33%            (1.46%)           32.01%

Ratios/Supplemental Data
   Ratio of expenses to average net assets (a)        1.41%             1.49%             1.55%             1.60%             1.79%
   Ratio of net investment income (loss)
     to average net assets                            (.68%)            (.49%)             .16%              .12%             (.56%)
   Portfolio turnover rate                              67%               75%               56%               60%               50%
   Net assets at end of period                 $271,674,736      $311,330,972      $141,253,309      $120,660,158       $84,855,082


--------------------------------------------------------------------------------


(a)In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.59% for the year ended December 31, 1997 and 1.75% for the year ended December 31, 1996.

(b)Net investment income (loss) per share was based upon the average shares outstanding during the period.

--------------------------------------------------------------------------------

Federal Income Tax Information (Unaudited)
For the fiscal year ended December 31, 2000, the Fund earned $53,472,483 of long-term capital gains.

See accompanying notes to financial statements.

Wanger Advisors Trust      2000 Annual Report
--------------------------------------------------------------------------------
Wanger Twenty                                               Financial Highlights

                                                                             February 2,
                                                                            1999 through
                                                              Year ended    December 31,
                                                       December 31, 2000            1999
-----------------------------------------------------------------------------------------
Net Asset Value, beginning of period                              $13.43           $10.00

Income From Investment Operations
   Net investment loss (c)                                          (.03)            (.08)
   Net realized and unrealized gain on investments                  1.23             3.51
-----------------------------------------------------------------------------------------
   Total from investment operations                                 1.20             3.43

Less Distributions
   Dividends from net investment income                               --               --
   Distributions from net realized gain                             (.55)              --
-----------------------------------------------------------------------------------------
Total distributions                                                 (.55)              --
-----------------------------------------------------------------------------------------

Net Asset Value, end of period                                    $14.08           $13.43
=========================================================================================
Total Return                                                        9.45%           34.30%

Ratios/Supplemental Data
   Ratio of expenses to average net assets (a) (b)                  1.39%            1.41%*
   Ratio of net investment loss to average net assets (b)           (.24%)           (.77%)*
   Portfolio turnover rate                                            86%             113%*
   Net assets at end of period                                $12,129,383       $6,570,131


--------------------------------------------------------------------------------
   *Annualized

(a)In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.35% for the year ended December 31, 2000 and the period ended December
   31, 1999.

(b)The fund was reimbursed by the Advisor for certain expenses from February 2, 1999 through December 31, 2000. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets would have been 1.60% and (.49%), respectively, for the year ended December 31, 2000 and 2.12% and (1.48%), respectively, for the period ended December 31, 1999.

(c)Net investment loss per share was based upon the average shares outstanding during the period.



See accompanying notes to financial statements.

                                       34

Wanger Advisors Trust      2000 Annual Report
--------------------------------------------------------------------------------
Wanger Foreign Forty                                        Financial Highlights

                                                                      February 2,
                                                      Year ended     1999 through
                                                     December 31,    December 31,
                                                             2000            1999
----------------------------------------------------------------------------------
Net Asset Value, beginning of period                       $18.39           $10.00

Income From Investment Operations
   Net investment loss (c)                                   (.04)            (.01)
   Net realized and unrealized gain (loss)
     on investments                                          (.10)            8.40
----------------------------------------------------------------------------------
   Total from investment operations                          (.14)            8.39

Less Distributions
   Dividends from net investment income                      (.01)              --
   Distributions from net realized gain                      (.95)              --
----------------------------------------------------------------------------------
Total distributions                                          (.96)              --
----------------------------------------------------------------------------------

Net Asset Value, end of period                             $17.29           $18.39
==================================================================================
Total Return                                                (1.58%)          83.90%

Ratios/Supplemental Data
   Ratio of expenses to average net assets (a) (b)           1.45%            1.59%*
   Ratio of net investment loss to average
     net assets (b)                                          (.20%)           (.10%)*
   Portfolio turnover rate                                     96%              91%*
   Net assets at end of period                        $15,495,596       $5,826,128


--------------------------------------------------------------------------------
   *Annualized

(a)In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.45% for the year ended December 31, 1999.

(b)The fund was reimbursed by the Advisor for certain expenses from February 2, 1999 through December 31, 2000. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income (loss) to average net assets would have been 1.68% and (.43%), respectively, for the year ended December 31, 2000 and 3.45% and (1.96%), respectively, for the period ended December 31, 1999.

(c)Net investment loss per share was based upon the average shares outstanding during the period.


--------------------------------------------------------------------------------

Federal Income Tax Information (Unaudited)

For the fiscal year ended December 31, 2000, the Fund earned $454,883 of long-term capital gains.

See accompanying notes to financial statements.

Wanger Advisors Trust      2000 Annual Report
--------------------------------------------------------------------------------
Notes to Financial Statements


1. Nature of Operations

Wanger U.S. Small Cap, Wanger International Small Cap, Wanger Twenty and Wanger Foreign Forty ("the Funds") are series of Wanger Advisors Trust ("the Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds are available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and may also be offered directly to certain types of pension plans and retirement arrangements.

2. Significant Accounting Policies

Security valuation

Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the mean of the latest bid and ask quotation or, if there is no ask quotation, at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not readily available and any other assets are valued as determined in good faith by the Board of Trustees.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and on long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custodian fees

Custodian fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes, dividends and distributions to shareholders

The Funds have complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

   Dividends and distributions payable to each Fund's shareholders are recorded by the respective Fund on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investment securities sold at a loss, certain foreign currency and foreign security transactions. As a result, net investment income (loss) on investment transactions for a reporting period may differ from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset values of the Funds.

   The Wanger International Small Cap and Wanger Foreign Forty Funds have elected to mark-to-market their investments in Passive Foreign Investment Companies ("PFIC's") for federal income tax purposes. Gains relating to PFIC's are treated as ordinary income for federal income tax purposes. A summary of transactions relating to PFIC's is as follows:

                                              Wanger             Wanger
                                          International         Foreign
                                             Small Cap           Forty
                                             ---------          --------
Cumulative unrealized appreciation
  on PFIC's recognized in prior years
  at December 31, 1999                              --            $5,826
Unrealized appreciation on PFIC's
  recognized for federal income tax
  purposes during 2000                      $1,766,924             6,372
Unrealized appreciation recognized in
  prior years on PFIC's sold during 2000            --            (1,813)
Cumulative unrealized appreciation on
  PFIC's recognized at December 31, 2000     $1,766,924          $10,835

Wanger Advisors Trust      2000 Annual Report
--------------------------------------------------------------------------------
Notes to Financial Statements


   Dividends and distributions payable to each Fund's shareholders are recorded by the Fund on the ex-dividend date.

3. Transactions With Affiliates

The Funds' investment advisor, Liberty Wanger Asset Management, L.P., ("WAM") furnishes continuing investment supervision to the Funds and is responsible for overall management of each Fund's business affairs. Each Fund pays WAM a monthly advisory fee based upon average daily net assets at the following rates:

Wanger U.S. Small Cap

Average Daily Net Assets
     For the first $100 million    1.00%
     Next $150 million              .95%
     In excess of $250 million      .90%

Wanger International Small Cap
Average Daily Net Assets
     For the first $100 million    1.30%
     Next $150 million             1.20%
     In excess of $250 million     1.10%

Wanger Twenty
     On average daily net assets    .95%

Wanger Foreign Forty
     On average daily net assets   1.00%

   The investment advisory agreement also provides that WAM will reimburse the Funds to the extent that ordinary operating expenses (computed based on net custodian fees) exceed a percentage of average net assets. This amount is 1.50% for Wanger U.S. Small Cap, 1.90% for Wanger International Small Cap, 1.35% for Wanger Twenty and 1.45% for Wanger Foreign Forty. Wanger Twenty and Wanger Foreign Forty were reimbursed $18,163 and $25,643, respectively, for the year ended December 31, 2000.

   Certain officers and trustees of the Trust are also principals of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with WAM. The Funds paid the following trustees' fees and expenses to trustees not affiliated with WAM:

                                    Year ended
                                 December 31, 2000
Wanger U.S. Small Cap                   $30,958
Wanger International Small Cap           26,737
Wanger Twenty                               605
Wanger Foreign Forty                        679

   WAM advanced $100,000 in connection with the organization and initial registration of Wanger U.S. Small Cap and Wanger International Small Cap. These costs were amortized and reimbursed to WAM over the period May, 1995 through April, 2000. WAM paid all organization costs associated with the organization of Wanger Twenty and Wanger Foreign Forty. These costs amounted to $ 20,816. WAM will not be reimbursed for these costs by the Funds.

   Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Trust and is a wholly owned indirect subsidiary of Liberty Financial Companies and receives no compensation for its services.

4. Borrowing Arrangements

The trust participates in a $250,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts have been borrowed under this facility for the year ended December 31, 2000.

5. Fund Share Transactions

Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following numbers of shares:

Wanger U.S. Small Cap                   Year ended          Year ended
                                 December 31, 2000   December 31, 1999

Shares sold                              4,316,917           1,827,456
Shares issued in reinvestment
   of dividend and capital gain
   distributions                         2,321,981           1,675,771
--------------------------------------------------------------------------------
                                         6,638,898           3,503,227
Less shares redeemed                     2,169,780           3,089,752
--------------------------------------------------------------------------------
Net increase in shares outstanding       4,469,118             413,475
--------------------------------------------------------------------------------

Wanger International
Small Cap                               Year ended          Year ended
                                 December 31, 2000   December 31, 1999

Shares sold                              7,990,696           1,101,093
Shares issued in reinvestment
   of dividend and capital gain
   distributions                           797,188             119,889
--------------------------------------------------------------------------------
                                         8,787,884           1,220,982
Less shares redeemed                     6,394,060           1,290,574
--------------------------------------------------------------------------------
Net increase (decrease) in shares
   outstanding                           2,393,824             (69,592)

Wanger Twenty                                              Feb. 2, 1999
                                         Year ended             through
                                  December 31, 2000   December 31, 1999

Shares sold                                 559,378             612,940
Shares issued in reinvestment
   of dividend and capital gain
   distributions                             23,417                  --
--------------------------------------------------------------------------------
                                            582,795             612,940
Less shares redeemed                        210,620             123,635
--------------------------------------------------------------------------------
Net increase in shares outstanding          372,175             489,305


Wanger Foreign Forty                                       Feb. 2, 1999
                                         Year ended             through
                                  December 31, 2000   December 31, 1999

Shares sold                                 797,617             342,192
Shares issued in reinvestment
   of dividend and capital gain
   distributions                             19,780                  --
--------------------------------------------------------------------------------
                                            817,397             342,192
Less shares redeemed                        237,976              25,412
--------------------------------------------------------------------------------
Net increase in shares outstanding          579,421             316,780

Wanger Advisor Trust       2000 Semiannual Report
--------------------------------------------------------------------------------
Notes to Financial Statements

6. Investment Transactions
The aggregate costs of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2000 were:


--------------------------------------------------------------------------------
             Wanger U.S.         Wanger        Wanger         Wanger
               Small Cap  International        Twenty  Foreign Forty
                              Small Cap

Purchases   $171,755,929   $264,330,877   $11,394,329    $20,286,948
Sales        123,750,972    211,155,021     7,033,343      9,630,903

7. Capital Loss Carryforwards
At December 31, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

                         Year of       Capital Loss
                         Expiration    Carryforward
Wanger U.S. Small Cap    2008            $7,246,000
Wanger Twenty            2008              $625,000

Wanger Advisors Trust      2000 Annual Report
--------------------------------------------------------------------------------
Report of Independent Auditors
To the Board of Trustees and Shareholders of Wanger Advisors Trust

We have audited the accompanying statements of assets and liabilities, including the statements of invest ments of Wanger U.S. Small Cap, Wanger International Small Cap, Wanger Twenty and the Wanger Foreign Forty portfolios, comprising the Wanger Advisors Trust, as of December 31, 2000, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our respon sibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of investments owned as of December 31, 2000, by cor respon dence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presen tation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respec tive Funds of the Wanger Advisors Trust as of December 31, 2000, the results of their operations and changes in their net assets and financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP
Chicago, Illinois
February 20, 2001
logo: squirrel
Wanger Advisors Trust

Trustees
Fred D. Hasselbring
Charles P. McQuaid
P. Michael Phelps
Ralph Wanger
Patricia H. Werhane

Officers
Ralph Wanger
President

Marcel P. Houtzager
Vice President

Robert A. Mohn
Vice President

Leah J. Zell
Vice President

John H. Park
Vice President

Peter Zaldivar
Vice President

Bruce H. Lauer
Vice President and
Treasurer

Kenneth A. Kalina
Assistant Treasurer

Transfer Agent,
Dividend Disbursing Agent
and Custodian
Liberty Funds Services, Inc.
P.O. Box 1722
Boston, Massachusetts
02105-1722

Distributor
Liberty Funds Distributor, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Advisor
Liberty Wanger Asset
Management, L.P.
227 West Monroe Street
Suite 3000
Chicago, Illinois 60606
1-800-4-WANGER
(1-800-492-6437)

Legal Counsel
Bell, Boyd & Lloyd LLC
Chicago, Illinois

Independent Auditors
Ernst & Young LLP
Chicago, Illinois

     This report, including the audited schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

                                 SPECIAL NOTICE


     At a special meeting held on September 27, 2000, shareholders of each of the Funds voted to approve an investment advisory agreement between the Wanger Advisors Trust and Liberty Wanger Asset Management, L.P. (WAM), and ratified the selection of Ernst & Young LLP as each Fund's independent public accountants. The record date share position of each Fund and the total share position voted of each Fund were respectively: Wanger U.S. Small Cap 19,625,084.413 and 19,625,065.425; Wanger International Small Cap 9,024,605.320 and 9,020,876.911;
Wanger Twenty 671,348.778 and 671,338.491; Wanger Foreign Forty 610,021.014 and 574,782.675.

The outcome of the votes were as follows:

A.   Approval of Investment Advisory Agreement
                                                              FOR          AGAINST           ABSTAIN
                                                      -----------      ----------        -----------
     Wanger U.S. Small Cap                         18,369,972.132      263,096.310       991,996.983
     Wanger International Small Cap                 8,273,162.912      184,602.173       563,111.826
     Wanger Twenty                                    640,088.178        3,346.655        27,903.658
     Wanger Foreign Forty                             509,588.275        3,052.173        62,142.227

B.   Ratification of Ernst & Young LLP
                                                              FOR          AGAINST           ABSTAIN
                                                      -----------      ----------        -----------
     Wanger U.S. Small Cap                         18,660,598.191      122,529.737       841,937.497
     Wanger International Small Cap                 8,501,689.145       84,246.457       434,941.309
     Wanger Twenty                                    644,348.222          120.567        26,869.702
     Wanger Foreign Forty                             510,543.116        3,373.926        60,865.633


Wanger Advisors Trust


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P.O. Box 942
Greenfield, MA 01302-0942


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